UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for use of the Commission only (only as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to Section 240.14a-12

REED’s, INC.

(Name of Registrant as Specified in its Charter)

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[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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FORWARD LOOKING STATEMENTS

This statement contains forward-looking statements. These statements include projections, predictions, expectations or statements as to beliefs or future events or results or refer to other matters that are not historical facts. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause the actual results to differ materially from those contemplated by these statements. The forward-looking statements contained herein are based on various factors and were derived using numerous assumptions. In some cases, you can identify these forward-looking statements by the words “expect,” “anticipate,” “intend,” “plan,” “believe,” “estimate,” “potential,” “predict,” “project,” “should,” “would” or the negative of those words and other comparable words. You should be aware that those statements reflect only the predictions of Reed’s, Inc.’s management. If known or unknown risks or uncertainties should materialize, or if underlying assumptions should prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected. You should bear this in mind not to place undue reliance on these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements contained in this statement are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.

201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE

HELD ON December 21, 2020

Dear Stockholder:

Notice is hereby given that the 2020 Annual Meeting of Stockholders of Reed’s, Inc. (“we”, “us”, “Reed’s” or the “company”), will be held at 11:00 a.m. Eastern time, on Monday December 21, 2020. The 2020 Annual Meeting of Stockholders of Reed’s, Inc. (“Annual Meeting”) will be a completely virtual meeting, held via teleconference. You may attend the Annual Meeting by dialing 1-877-270-2148 (domestic) or 1-412-902-6510 (international) and by asking to be joined to the Reed’s Inc. 2020 Annual Meeting of Stockholders. The Annual Meeting is called to conduct the following items of business:

1.	To elect John J. Bello, Norman E. Snyder, Jr., Daniel J. Doherty III, Christopher J. Reed, Lewis Jaffe, Scott R. Grossman, James C. Bass and Louis Imbrogno, Jr. to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;
2.	To adopt the Reed’s, Inc. 2020 Equity Incentive Plan;
3.	To amend Reed’s certificate of incorporation to increase the authorized shares of common stock from 100,000,000 to 120,000,000;
4.	To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and
5.	To transact such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

All of the above matters are more fully described in the accompanying Proxy Statement.

All holders of record of our common stock as of the close of business on November 16, 2020, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponement thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection during the ten days prior to the Annual Meeting, during ordinary business hours, at Reed’s principal executive office. The stockholder list will also be available for review online during the virtual Annual Meeting. Any stockholder attending the virtual Annual Meeting may vote in person even if he or she has returned a proxy card.

Your vote is important. As described in your electronic proxy materials notice or on the enclosed proxy or voting instruction card, please vote by: (1) accessing the Internet website, (2) calling the toll-free number, or (3) signing, dating, and mailing the enclosed proxy or voting instruction card. We encourage you to vote via the Internet, as this is the most cost-effective method. In addition, if you vote via the Internet, you may elect to have next year’s Proxy Statement and Annual Report to Stockholders delivered to you electronically. We encourage you to enroll in electronic delivery, as it is a cost-effective way for us to provide you with proxy materials and annual reports. Even if you plan to attend the virtual Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend via teleconference.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 259-6290

E-mail: info@okapipartners.com

By Order of the Board of Directors,

/s/ John J. Bello
John J. Bello
Chairman

Norwalk, Connecticut	November 23, 2020

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope or vote by telephone or online following the instructions on the proxy.

Important Notice Regarding the Internet Availability of Proxy Materials for

the Annual Meeting of Stockholders to be held on December 21, 2020

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2019 are available on the Internet at www.okapivote.com/REEDS

TABLE OF CONTENTS

PROCEDURAL INFORMATION	5

PROPOSAL 1: JOHN BELLO, DANIEL J. DOHERTY III, CHRISTOPHER J. REED, LEWIS JAFFE, SCOTT R. GROSSMAN, JAMES C. BASS AND LOUIS IMBROGNO, JR.TO SERVE A ONE-YEAR TERM UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED OR UNTIL THEIR DEATH, RESIGNATION, REMOVAL OR DISQUALIFICATION	9

CORPORATE GOVERNANCE	12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17

EXECUTIVE OFFICERS AND DIRECTORS	19

EXECUTIVE COMPENSATION	23

DIRECTOR COMPENSATION	25

EQUITY COMPENSATION PLAN INFORMATION	26

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	26

DELINQUENT SECTION 16(A) REPORTS	28

PROPOSAL 2: ADOPTION OF THE REED’S, INC. 2020 Equity COMPENSATION PLAN	28

ProPOSAL 3: AMENDMENT OF REED’S CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 120,000,000	36

PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF WEINBERG & COMPANY, P.A. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021	38

STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING	41

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING	41

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The enclosed proxy is solicited by the board of directors (“board”) of Reed’s, Inc., a Delaware corporation, for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) of Reed’s, Inc. and all postponements, continuations or adjournments thereof. These proxy materials and the enclosed Annual Report on Form 10K (“Annual Report”) for fiscal year ended December 31, 2019 (“2019 Fiscal Year”) are being mailed to our stockholders on or about November 26, 2020. In this Proxy Statement, we use the terms the “company,” “Reed’s” “we”, “our”, and “us” to refer to Reed’s, Inc.

About the Virtual Annual Meeting

The Annual Meeting will be a completely virtual meeting in response to the COVID-19 pandemic. There will be no physical meeting location and the meeting will only be conducted via live teleconference. You may attend the Annual Meeting by dialing 1-877-270-2148 (domestic) or 1-412-902-6510 (international) and by asking to be joined to the Reed’s Inc. 2020 Annual Meeting of Stockholders. Please allow time for online login procedures.

References in the Proxy Materials to the “Annual Meeting” also refer to any adjournments, postponements or changes in location of the Annual Meeting, to the extent applicable.

PROCEDURAL INFORMATION

Voting Procedures

A representative of Broadridge Financial Solutions, Inc. will tabulate votes and serve as Inspector of Election for the meeting. Each stockholder will be entitled to one vote for each share with respect to each matter to be voted on at the meeting. A “stockholder of record” is a person or entity who holds shares on the record date that are registered in such Stockholder’s name on the records of our transfer agent. A person or entity who holds shares through a broker, bank, or other nominee is considered a “beneficial owner” of the shares. You may receive more than one set of proxy materials. This means your shares are held in more than one account. Please vote all of your shares.

Voting by Stockholders of Record. If you are a stockholder of record, you may vote (i) through the Internet before or at the Annual Meeting, using the instructions on the proxy card and those posted at www.okapivote.com/REEDS, (ii) by telephone from the United States, using the number on the proxy card, or (iii) by completing and returning the enclosed proxy card. To help us keep our costs low in these extraordinary times, please vote through the Internet, if possible.  Shares represented by proxy will be voted during the meeting and may be revoked at any time prior to the time at which voting closes during the meeting by (i) timely submitting a valid, later-dated proxy; (ii) delivering a written notice of revocation to the Thomas J. Spisak, our Chief Financial Officer and Secretary; or (iii) voting online at the virtual meeting being held via teleconference. Please note that attending the meeting without casting a vote will not revoke any previously submitted proxy. If you properly complete and sign your proxy card, but do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted in accordance with the recommendation of our board of directors.

Voting by Beneficial Owners. If you are a beneficial owner of shares, these proxy materials are being forwarded to you by your broker (or bank or other nominee) who is considered the stockholder of record of your shares. As the beneficial owner of the shares, you are entitled to direct your broker as to how to vote your shares. You may so instruct your broker through the Internet or by telephone as described in the applicable instructions your broker  has provided with these proxy materials. You may also vote by completing the voting instruction card the broker provides to you. To help us keep our costs low in these extraordinary times, please vote through the Internet, if possible. You may change your vote by submitting new voting instructions to your broker in accordance with such broker’s procedures. If you provide voting instructions to your broker, your shares will be voted as you direct. If you do not provide voting instructions, pursuant to the rules of the New York Stock Exchange (the “NYSE”), your broker may vote your shares only with respect to proposals as to which it has discretion to vote under the NYSE’s rules. For any other proposals, the broker may not vote your shares at all, which is referred to as a “broker non-vote.” Please note that, in the absence of your specific instructions as to how to vote, your broker may not vote your shares with respect to any of the proposals included in this Proxy Statement except for Proposal (ratification of the selection of independent auditors), so please provide instructions to your broker regarding the voting of your shares. As the beneficial owner of shares, you are invited to attend the meeting at (www. ) by entering the 16-digit control number provided by your broker (or bank or other nominee) and vote your shares online during the meeting.

Frequently Asked Questions

Who are the proxies? The board has appointed John J. Bello, our Chairman, and Norman E. Snyder, Jr., our Chief Executive Officer, to serve as proxies at the Annual Meeting. When you fill out your proxy card and return it, or if you vote electronically, you will be giving the proxies your instruction on how to vote your shares at the Annual Meeting.

How do I specify how I want my shares voted? If you are a registered stockholder, you can specify how you want your shares voted on each proposal by marking the appropriate boxes on the proxy card. Please review the voting instructions on the proxy card and read the entire text of the proposals and the positions of the board in the Proxy Statement prior to marking your vote. If your proxy card is signed and returned without specifying a vote, it will be voted according to the recommendation of the board on that proposal.

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What items will be voted upon at the Annual Meeting? The following items will be voted upon at the Annual Meeting:

1. the election of John J. Bello, Norman E. Snyder, Jr., Daniel J. Doherty III, Christopher J. Reed, Lewis Jaffe, Scott R. Grossman, James C. Bass and Louis Imbrogno, Jr. to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;

2. the adoption of the Reed’s, Inc. 2020 Equity Incentive Plan;

3. the amendment of Reed’s certificate of incorporation to increase the authorized shares of common stock from 100,000,000 to 120,000,000;

4. ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2021; and

5. such other business as may properly come before the annual meeting or any adjournment or postponement thereof.

The board does not currently know of any other matters that may be brought before the meeting for a vote. However, if any other matters are properly presented for action, it is the intention of the persons named on the proxy card to vote on them according to their best judgment.

What is the board’s voting recommendation? For the reasons set forth in more detail later in the Proxy Statement, the board unanimously recommends a vote FOR the election of all nominees for director proposed by our board (Proposal No. 1). The board has adopted the Reed’s, Inc. 2020 Equity Incentive Plan and unanimously recommends a vote FOR its adoption (Proposal No. 2). The board unanimously recommends a vote FOR the amendment of Reed’s certificate of incorporation to increase the authorized shares of common stock from 100,000,000 to 120,000,000 (Proposal No. 3). The board unanimously ratified the selection of Weinberg & Company, P.A. as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 4) which selection was made by the board’s Audit Committee.

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Who will solicit proxies on behalf of the board? The company has retained Okapi Partners, a proxy solicitation firm, who may solicit proxies on the board’s behalf. The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail, Internet and personal solicitation by our directors, director nominees and certain of our executive officers and other employees (who will receive no additional compensation for such solicitation activities), or by Okapi Partners. You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website or other websites. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Who will pay for the costs involved in the solicitation of proxies? The entire cost of soliciting proxies on behalf of the board, including the costs of preparing, assembling, printing and mailing this Proxy Statement, the proxy card and any additional soliciting materials furnished to stockholders by, or on behalf of, the company, will be borne by the company. Copies of the company’s solicitation material will be furnished to banks, brokerage houses, dealers, voting trustees, their respective nominees and other agents holding shares in their names, which are beneficially owned by others, so that they may forward such solicitation material, together with our Annual Report to beneficial owners. In addition, if asked, the company will reimburse these persons for their reasonable expenses in forwarding these materials to the beneficial owners. We have engaged Okapi Partners to solicit proxies from stockholders in connection with the Annual Meeting. We will pay Okapi Partners a fee of $9,000 plus costs and expenses. In addition, we have agreed to indemnify Okapi Partners and certain related persons against certain liabilities arising out of or in connection with their engagement.

Who can answer my questions? Your vote at this year’s Annual Meeting is important, no matter how many or how few shares you own. Please sign and date the enclosed proxy card or voting instruction form and return it in the enclosed postage-paid envelope promptly or vote by Internet or telephone. If you have any questions or require assistance in submitting a proxy for your shares, please call Okapi Partners, the firm assisting us in the solicitation of proxies:

1212 Avenue of the Americas, 24th Floor New York, NY 10036 (212) 297-0720 Call Toll-Free at: (877)259-6290 E-mail: info@okapipartners.com

How can I obtain additional copies of these materials or copies of other documents? Complete copies of this Proxy Statement and Annual Report are also available at: www.okapivote.com/REEDS.

You may also contact Okapi Partners for additional copies. You are encouraged to access and review all of the important information contained in the proxy materials before voting.

How can I provide my comments to the company? We urge you to let us know your comments about the company or to bring a particular matter to our attention by writing directly to us at Reed’s, Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Financial Officer and Secretary.

How many votes are needed to have the proposals pass? The affirmative vote of the majority of the votes present and entitled to vote at the Annual Meeting is required to elect the directors (Proposal No. 1) and approve Proposal Nos. 2 and 4. The affirmative vote of the majority of votes outstanding and entitled to vote at the Annual Meeting is required to approve Proposal No. 3, effecting amendments to the company’s certificate of incorporation.

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How are the votes counted? You will have one vote for each share of our common stock that you owned on the record date. If the proxy card is properly executed and returned prior to the Annual Meeting, the shares of common stock it represents will be voted as you instruct on the proxy card. If a proxy card is unmarked, or if you indicate no vote, the shares of common stock it represents will be voted FOR Proposal No. 1, the election of directors recommended by the board, FOR Proposal No. 2, the adoption of the Reed’s, Inc. 2020 Equity Incentive Plan, FOR Proposal No. 3 amendment of Reed’s certificate of incorporation to increase the authorized shares of common stock, FOR Proposal No. 4 and ratification of the appointment of Weinberg & Company, P.A. as the company’s independent registered public accounting firm.

No Cumulative Voting. Holders of common stock shall not be entitled to cumulate their votes for the election of directors or any other matters.

Abstentions. In all matters abstentions have the same effect as votes “AGAINST” the matter. Abstentions will be counted as present and entitled to vote for purposes of determining whether a quorum is present at the annual meeting.

Broker Non-Votes. Whether a proposal is considered a “routine” matter or a “non-routine” matter is subject to the interpretation of certain rules that are applicable to brokers. NASDAQ Rule 2251 currently governs when NASDAQ members may vote shares held for customers by adopting the FINRA Rules. The FINRA rule, in turn, currently prohibits members from voting any uninstructed shares, but also permits the member to follow the rules of another self-regulatory organization of which the broker is a member, such as NYSE, instead, provided that the records of the member clearly indicate the procedure it is following. Proposal Nos. 3 and 4 are considered “routine” matters under NYSE guidelines and, as such, any NYSE member broker who has received no instructions from its clients and participates in discretionary voting will have discretion to vote its clients’ uninstructed shares on Proposals Nos. 3 and 4 For that reason, if you are a beneficial holder and you wish to vote “for,” “against” or “abstain” from Proposals Nos. 3 and 4, and your broker is an NYSE member that participates in discretionary voting, you will have to provide your broker with such an instruction. Otherwise, your broker may vote in its discretion on these proposals. On the other hand, a broker is not entitled to vote shares held for a beneficial owner on non-routine items contained in the remaining proposals, Proposals Nos. 1 and 2. A “broker non-vote” occurs when a broker cannot vote on a matter without instructions from the beneficial holder and such instructions are not received.

Quorum. A majority of the shares of common stock outstanding on the record date, represented in person or by proxy, will constitute a quorum at the Annual Meeting. As of November 16, 2020 we had 63,412,310 shares of common stock outstanding. The number of shares required to be represented in person or by proxy at the Annual Meeting to constitute a quorum is 31,706,156.

How would my proxy be voted on other matters? The persons named on the proxy card will have discretionary authority to vote on business other than Proposals 1-4 as may properly come before the Annual Meeting.

Who will pay for the costs involved in the solicitation of proxies? This Proxy Statement is furnished in connection with the solicitation of proxies by the board of Reed’s. Reed’s will pay all costs of preparing, assembling, printing and distributing the proxy materials. Copies of proxy materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. Our employees, officers and directors may, for no additional compensation, solicit proxies on behalf of the board through the mail, in person and by telecommunications. Upon request, we will reimburse brokerage firms and other record holders for their reasonable expenses incurred for forwarding solicitation material to beneficial owners of stock.

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Do stockholders have any dissenters’ right with regards to the matters proposed to be acted upon? There are no rights of appraisal or other similar rights of dissenters under the laws of the State of Delaware with respect to any of the matters proposed to be acted upon herein.

Where can I find the voting results of the Annual Meeting? We expect to announce preliminary voting results at the Annual Meeting. The final voting results will be reported in a Current Report on Form 8-K that we expect to file with the Securities and Exchange Commission within four business days of the Annual Meeting, and that Form 8-K will be available on our website at http://reedsinc.com/investors/sec-filings/.

IMPORTANT

Please promptly vote and submit your proxy by signing, dating and returning the enclosed proxy card in the postage-prepaid return envelope so that your shares can be voted. This will not limit your rights to attend or vote at the Annual Meeting.

PROPOSAL 1:	Election of John J. Bello, Norman E. Snyder, Jr., Daniel J. Doherty III, Christopher J. Reed, Lewis Jaffe, Scott R. Grossman, James C. Bass and Louis Imbrogno, Jr. to serve a one-year term as directors until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification

Our bylaws provide that the number of directors on the board shall be not less than one or more than nine. The board is empowered to fix the number of directors from time to time and it is currently set at eight. Proxies cannot be voted for a greater number of persons than the number of nominees named. The Compensation Committee of the board nominated, and the board approved the nominations of, eight persons to serve as directors until the 2021 annual meeting, or until each director’s successor is elected and qualified. Each of the nominees has agreed to continue to serve if elected. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that the proxies will be voted for the election of another nominee to be designated by the board to fill any vacancy. Additionally, the board may elect additional members of the board to fill any additional vacancies.

The nominees are as follows:

Name	Age	Position
John J. Bello	74	Chairman
Norman E. Snyder, Jr.	59	Director, Chief Executive Officer
Daniel J. Doherty III	56	Director
Christopher J. Reed	62	Director, Chief Innovation Officer
Lewis Jaffe	63	Director
Scott R. Grossman	42	Director
James C. Bass	67	Director
Louis Imbrogno, Jr.	76	Director

Business Experience of Nominees

John J. Bello is Reed’s Chairman and sales and marketing expert. Since 2001, Mr. Bello has been the Managing Director of JoNa Ventures, a family venture fund. From 2004 to 2012 Mr. Bello also served as Principal and General Partner at Sherbrooke Capital, a venture capital group dedicated to investing in leading, early stage health and wellness companies. Mr. Bello is the founder and former CEO of South Beach Beverage Company, the maker of nutritionally enhanced teas and juices marketed under the brand name SoBe. The company was sold to PepsiCo in 2001 for $370 million and in the same year Ernst and Young named Mr. Bello National Entrepreneur of the Year in the consumer products category for his work with SoBe. Before founding SoBe, Mr. Bello spent fourteen years at National Football League Properties, the marketing arm of the NFL and served as its President from 1986 to 1993. As the President, Mr. Bello has been credited for building NFL Properties into a sports marketing leader and creating the model by which every major sports league now operates. Prior to working for the NFL, Mr. Bello served in marketing and strategic planning capacities at the Pepsi Cola Division of PepsiCo Inc. and in product management roles for General Foods Corporation on the Sanka and Maxwell House brands. As a board chair, Mr. Bello has also worked with IZZE in brand building, marketing and strategic planning capacities. That brand was also sold to PepsiCo.

Mr. Bello earned his BA from Tufts University, cum laude, and received his MBA from the Tuck School of business at Dartmouth College as an Edward Tuck Scholar. Mr. Bello is extensively involved in non-profit work and currently serves as a Tufts University Trustee and advisory board member (athletics) and the Veteran Heritage Project in Scottsdale, Arizona. Mr. Bello also serves on the board of Rockford Fosgate, a seller of OEM audio equipment, and is executive director of Eye Therapies which has licensed its technology to Bausch and Lomb, who markets a redness reduction eye drop under the Lumify brand name.

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Daniel J. Doherty III was appointed by the board on January 10, 2018 to serve as a director, filling a vacancy. Mr. Doherty has been a principal of Eastern Real Estate, a real estate investment and development company, since July 2001. He is also a principal of Raptor/ Harbor Reeds, SPV, LLC (“Raptor”), the company’s largest stockholder, which beneficially owns approximately 14% of the company’s outstanding equity securities, calculated pursuant to Rule 13d-3. Mr. Doherty has joint voting and dispositive control of the equity securities held by Raptor with another of its principals. See “Certain Relationships and Related Transactions” beginning on page 17.

Christopher J. Reed founded our company in 1987 and has served as our Chairman, President and Chief Executive Officer since our incorporation in 1991 through April 19, 2017. Currently he serves as Chief Innovation Officer and director. Mr. Reed became interested in natural foods, yoga and meditation in 1977. He studied herbal systems of medicine from India and China and became enamored with ginger for its health properties. In 1987, Mr. Reed founded Reed’s Inc. and set out to bring ginger to the world through a natural ginger ale brewed directly from fresh ginger root. From the inception of the company, Mr. Reed has been responsible for developing the original product recipes, proprietary brewing processes, packaging designs and marketing concepts behind our Reed’s product lines. These include Reed’s Ginger Brews, Reed’s Culture Club Kombucha line, Reed’s Natural Energy Elixir and Reed’s Ginger Candies. In 2000 Reed’s acquired Virgil’s Root Beer, which Mr. Reed expanded by adding a Virgil’s Cream Soda line, Real Cola, Dr. Better and a line of Virgil’s stevia sweetened “Zero” beverages. Prior to starting Reed’s Inc., Mr. Reed was a chemical engineer working in gas purification and liquefaction with a specialty in designing liquefied natural gas (LNG) plants.

Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rensselaer Polytechnic Institute in Troy, New York.

Lewis Jaffe is our board’s governance expert, has served as a director of Reed’s since his appointment on October 19, 2016, and is Chairman of the Governance Committee. Since August 2014, Mr. Jaffe has been teaching as an Executive-in-Residence and Clinical Faculty at the Fred Kiesner Center for Entrepreneurship, Loyola Marymount University. Since January 2010 Mr. Jaffe has served as Chairman of the board for FitLife Brands Inc. (FTLF:OTCBB) and serves on its audit, compensation and governance committees. Since 2006 he has served on the board of directors of York Telecom, a private equity owned company, and serves on its compensation and governance committees. From 2006 to 2008 Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and he was also previously a Managing Director of Arthur Andersen. Mr. Jaffe was the co-founder of MovieMe Network. Mr. Jaffe also served on the board of directors of Benihana, Inc. as its lead independent director from 2004 to 2012.

Mr. Jaffe is a graduate of the Stanford Business School Executive Program, holds a Bachelor of Science from LaSalle University and holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing program.

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Scott R. Grossman was elected to the board by the company’s stockholders on September 29, 2017. He serves as Chairman of the Compensation Committee. He is Chief Executive Officer of Vindico Capital, a value-oriented investment firm focused on small-to-medium sized public companies undergoing change which he founded in April 2017. Prior to launching Vindico Capital, Mr. Grossman spent over eleven years at Magnetar Capital, a multi-strategy alternative asset manager with approximately $14BN AUM, where he most recently served as Senior Portfolio Manager within equities from 2014-2017. Prior to this role, Mr. Grossman served as Portfolio Manager within Magnetar’s Event Driven business (2009-2013); Portfolio Manager of Special Situations (2007-2009); and he first joined its Fundamental Credit business in 2006. Before Magnetar, Mr. Grossman was an associate at Soros Private Equity Partners, a $3.0 billion private equity business within Soros Fund Management focused on middle-market buyouts and late-stage growth investments across various industries. He started his career at Merrill Lynch in its Financials Sponsors Group within its investment banking division. Mr. Grossman is also a non-operating partner and current board Member of Zeitguide, a privately-held research advisory business that educates leading executives and their teams on the transformational forces impacting culture and global businesses.

Mr. Grossman received an MBA from the Stanford Graduate School of Business and a BA from Columbia University where he graduated magna cum laude majoring in Economics.

James C. Bass was elected to the board by the company’s stockholders on September 29, 2017. He is the company’s audit committee financial expert and serves as Chairman of the Audit Committee. is a seasoned Senior Level Financial Executive with diversified management experience in the consumer products, high technology and entertainment industries. From 1996 to July 2017 Mr. Bass served as Senior Vice President and Chief Financial Officer at Sony Interactive Entertainment America, LLC in San Mateo, CA. Over his years at Sony, Mr. Bass became responsible for all financial operations and business performance, including information technology and facility management. Mr. Bass possesses a strong understanding of the retail sales environment and regulatory processes and has focused productively at Sony on inventory control and receivables management. Prior to his current tenure at Sony in San Mateo, Mr. Bass was Vice President of Finance for Sony in New York, New York. There he focused on winding down non-profitable ventures, building in-roads for future growth and identifying “back office” requirements of the worldwide division. Mr. Bass worked as controller for Wang Laboratories from 1991-1993. From 1977-1990, Mr. Bass worked for Bristol-Myers Squibb Company holding positions in finance and management in New York as well as Lisbon, Portugal and Bangkok, Thailand.

Mr. Bass holds a BBA in Accounting and Financial Management from Pace University and was awarded his CPA certification in New York in 1977.

Louis Imbrogno, Jr. was appointed to the board on August 7, 2019. Mr. Imbrogno joins the board after a 40-year tenure with PepsiCo, from 1968-2009, bringing extensive expertise in beverage supply chain and management. At PepsiCo he served in a variety of field operating assignments and staff positions including the role of Senior Vice President of Worldwide Technical Operations. In this role he was responsible for Pepsi-Cola’s worldwide beverage quality, concentrate operations, research & development and contract manufacturing, reporting directly to the heads of Pepsi-Cola North America and PepsiCo Beverages International. Since Mr. Imbrogno’s retirement from PepsiCo, he has consulted for multiple companies, including PepsiCo.

Mr. Imbrogno holds a BBA in accounting from Pace University and an MBA from Wharton.

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote is required for the election of directors. Unless a stockholder indicates otherwise, each signed proxy will be voted FOR the election of these nominees.

The board unanimously recommends a vote “FOR” the election of John J. Bello, Norman E. Snyder, Jr. Daniel J. Doherty III, Christopher J. Reed, Lewis Jaffe, Scott R. Grossman, James C. Bass and Louis Imbrogno, Jr. as directors.

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CORPORATE GOVERNANCE

We are committed to having sound corporate governance principles. We believe that such principles are essential to running our business efficiently and to maintaining our integrity in the marketplace. There have been no changes to the procedures by which stockholders may recommend nominees to our board.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business or banking. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. Each director must represent the interests of all stockholders. When considering potential director candidates, the board also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the board.

Board and Committee Independence

The board, upon recommendation from the Compensation Committee, determined that each of John J. Bello, Lewis Jaffe, James C. Bass, Scott R. Grossman and Louis Imbrogno is an “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules (the “NASDAQ Rules”). Independence of board members is re-evaluated by the board annually. The board determined affirmatively that John J. Bello’s service as Interim Chief Executive Officer and the compensation received for such service will not interfere with his ability to exercise independent judgment as a director. We intend to maintain at least a majority of independent directors on our board in the future.

The board determined, upon recommendation from the Compensation Committee, that members of the Audit Committee are independent under the additional requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (the “Exchange Act”). In addition, the board determined that (i) none of the Audit Committee members have participated in the preparation of the financial statements of the company at any time during the past three years and (2) Audit Committee members are able to read and understand fundamental financial statements. Additionally, we intend to continue to have at least one member of the Audit Committee whose experience or background results in the individual’s financial sophistication.

The board determined, upon recommendation from the Compensation Committee, that members of the Compensation Committee are independent under the additional independence requirements for members of the Compensation Committee under Rule 10C-1 under the Exchange Act and meet the qualifications of “non-employee directors” for the purposes of Section 16 of the Exchange Act. When considering the sources of a director’s compensation for this purpose, the board considers whether the director receives compensation from any person or entity that would impair the director’s ability to make independent judgments about the company’s executive compensation. Similarly, when considering any affiliate relationship a director has with the company, in determining independence for purposes of Compensation Committee service, the board considers whether the affiliate relationship places the director under the direct or indirect control of the company or its senior management, or creates a direct relationship between the director and members of senior management, in each case of a nature that would impair the director’s ability to make independent judgments about the company’s executive compensation.

Code of Ethics

Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a Code of Ethics that complies with Item 406 of Regulation S-B of the Exchange Act. The board also adopted a Code of Business Conduct and Ethics that applies to all of the company’s directors, officers and employees. Our Code of Business Conduct and Ethics is posted on our website at www.reedsinc.com.

Hedging, Pledging and Insider Trading Policies

We do not have practices or policies relating to employees (including officers) or directors engaging in hedging in our securities.

Board Structure and Committee Composition

As of the date of this Proxy Statement, board has eight directors and the following four standing committees: an Audit Committee, a Compensation Committee, a Governance Committee and an Operations Committee. The Audit Committee, Compensation Committee and Governance Committee were formed in January 2007. The Operations Committee was formed in May 2017. The board has determined that each member of our Audit Committee, Compensation Committee and Governance Committee is and “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules. The board has adopted a written charter for each of the Audit Committee, Compensation Committee and Governance Committee that address the make-up and functioning of the board. The board also adopted a Code of Business Conduct and Ethics that applies to all of the company’s directors, officers and employees. The committee charters are posted on our website at www.reedsinc.com.

Audit Committee. Our Audit Committee oversees our accounting and financial reporting processes, internal systems of accounting and financial controls, relationships with independent auditors and audits of financial statements. Specific responsibilities include the following:

●	selecting, hiring and terminating our independent auditors;
●	evaluating the qualifications, independence and performance of our independent auditors;
●	approving the audit and non-audit services to be performed by our independent auditors;
●	reviewing the design, implementation, adequacy and effectiveness of our internal controls and critical accounting policies;
●	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

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●	reviewing with management and our independent auditors, any earnings announcements and other public announcements regarding our results of operations; and
●	preparing the audit committee report that the SEC requires in our annual proxy statement.

Our Audit Committee is comprised of Lewis Jaffe, Scott R. Grossman and James C. Bass. James C. Bass serves as Chairman of the Audit Committee. We have determined James C. Bass meets SEC requirements of an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002, Section 407(b).

Compensation Committee. Our Compensation Committee assists our board in determining and developing plans for the compensation of our officers, directors and employees. Our Compensation Committee is comprised of Lewis Jaffe, James C. Bass and Scott R. Grossman. Scott R. Grossman serves as Chairman of our Compensation Committee. In affirmatively determining the independence of a director who will serve on the Compensation Committee, our board considered all factors specifically relevant to whether the director has a relationship to the company which is material to the director’s ability to be independent from management in connection with the duties of a committee member, including, without limitation: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the company; and (2) whether the director is affiliated with the company, or an affiliate of the company. Specific responsibilities include the following:

●	approving the compensation and benefits of our executive officers;
●	reviewing the performance objectives and actual performance of our officers; and
●	administering our stock option and other equity compensation plans.

The Compensation Committee’s compensation objectives are to attract and retain highly qualified individuals with a demonstrated record of achievement, reward past performance, provide incentives for future performance and align the interests of the Named Executive Officers with the interests of our stockholders.

Governance Committee. Our Governance Committee assists the board by identifying and recommending individuals qualified to become members of our board, reviewing correspondence from our stockholders, and establishing, evaluating and overseeing our corporate governance guidelines. Our Governance Committee is currently comprised of Lewis Jaffe and Scott R. Grossman. Lewis Jaffe serves as Chairman of the Governance Committee.

Specific responsibilities include the following:

●	evaluating the composition, size and governance of our board and its committees and making recommendations regarding future planning and the appointment of directors to our committees;
●	establishing a policy for considering stockholder nominees for election to our board; and
●	evaluating and recommending candidates for election to our board.

Operations Committee. Our Operations Committee assists the board in fulfilling its oversight responsibilities for matters relating to the company’s operations, particularly those aspects which are most likely to affect stockholder value. Our Operations Committee is currently comprised of John J. Bello, Lewis Jaffe and Christopher J. Reed. In furtherance of this purpose, the Operations Committee has the following general oversight responsibilities:

●	reviewing and providing strategic advice and counsel to the company regarding the business operations; and
●	presenting to the board an independent assessment of the company’s business operations as it relates to strategic initiatives.

Board and Committee Meetings

During the 2019 fiscal year, members of the board met 7 times in various meetings. A majority of the directors and a majority of the independent directors attended all meetings. Each member of a committee of our board attended at least 75% of their respective committee meetings during the period of service.

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The company does not have a policy for board meeting or committee meeting attendance because, pursuant to our Bylaws, members constituting a majority of directors constitute a quorum for meetings of the board and a majority of our directors, including a majority of the independent directors, regularly attend all meetings.

Attendance of Board Members at Annual Stockholders’ Meeting

The company does not have a policy for attendance of board members at annual meetings of stockholders.

Leadership Structure

The business of our company is managed under the direction of the board, whose members are elected by the company’s stockholders. The basic responsibility of the board is to lead the company by exercising its business judgment to act in what each director believes to be in the best interests of the company and its stockholders. Our Chairman and Chief Executive Officer positions are separate. Our board believes that separating Chairman and Chief Executive Officer positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. We believe that this leadership structure enhances the accountability of the Chief Executive Officer to the board, strengthens the board’s independence from management and benefits independent risk oversight of the company’s day-to-day risk management activities.

Risk Oversight

The board is responsible for overseeing management and the business affairs of the company, which includes the oversight of risk. In exercising its oversight, the board allocated some areas of focus to its committees and has retained areas of focus for itself. Pursuant to its charter, the Audit Committee is responsible for assuring that the board is provided the information and resources to assess management’s handling of the company’s approach to risk management. The Audit Committee also has oversight responsibility for the company’s financial risk (such as accounting, finance, internal control and tax strategy), and the Audit Committee or the full board receives and reviews, as appropriate, the reports of the company’s internal auditors regarding the results of their annual company-wide risk assessment and internal audit plan. Reports of all internal audits are provided to the Audit Committee. The Compensation Committee oversees compliance with the company’s executive compensation plans and related laws and policies. The Governance Committee oversees compliance with governance-related laws and policies. Our Operations Committee assists the board in fulfilling its oversight responsibilities for matters relating to the company’s operations, particularly those aspects which are most likely to affect stockholder value. The board as a whole has responsibility for overseeing management’s handling of the company’s strategic and operational risks. Throughout the year, senior management reports to the board the risks that may be material to the company, including those disclosed in the company’s quarterly and annual reports filed with the SEC. The goal of these processes is to achieve serious and thoughtful board-level attention to the nature of the material risks faced by the company and the adequacy of the company’s risk management process and system. While the board recognizes that the risks which the company faces are not static, and that it is not possible to mitigate all risk and uncertainty all of the time, the board believes that the company’s approach to managing its risks provides the board with the proper foundation and oversight perspective with respect to management of the material risks facing the company.

Executive Sessions of Non-Management and Independent Directors

During 2019, the company’s non-management directors, all of whom are considered to be “independent” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules and within the meaning of the Sarbanes Oxley Act of 2002, Section 301(3), met in executive sessions of the board in which management directors and other members of management do not participate 7 times. At each audit committee meeting, the independent board members are afforded time to ask questions of the auditors and/or hold private discussions without the company management present. Executive sessions of the board in which management directors and other members of management do not participate are required to meet at least twice annually.

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Stockholder Communications with Our Board of Directors

Our board established a process for stockholders to communicate with the board or with individual directors. Stockholders who wish to communicate with our board or with individual directors should direct written correspondence to our principal executive offices located at 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Financial Officer and Secretary. Any such communication must contain:

●	a representation that the stockholder is a holder of record of our capital stock;

●	the name and address, as they appear on our books, of the stockholder sending such communication; and

●	the class and number of shares of our capital stock that are beneficially owned by such stockholder.

Our Chief Financial Officer will forward such communications to our board or the specified individual director to whom the communication is directed unless such communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Chief Financial Officer has the authority to discard the communication or to take appropriate legal action regarding such communication.

Nomination of Directors

Our Governance Committee determines the required selection criteria and qualifications of director nominees based upon our needs at the time nominees are considered. In general, directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. In addition, our Governance Committee strives to ensure that at least one director meets the criteria for an “audit committee financial expert” as defined by SEC rules and that at least 50% of the directors comprising the board meet the definition of “independent director” as defined by Rule 5605(a)(2) of The NASDAQ Stock Market Rules. Further our Governance Committee is committed to actively seeking out highly qualified women and individuals from minority groups to include in the pool from which board nominees are chosen.

In addition to the above considerations, the Governance Committee considers criteria such as strength of character and leadership skills; general business acumen and experience; broad knowledge of the industry; age; number of other board seats; and willingness to commit the necessary time to ensure an active board whose members work well together and possess the collective knowledge and expertise required by the board. The Governance Committee considers these same criteria for candidates regardless of whether the candidate was identified by the Governance Committee, by stockholders, or any other source.

The Governance Committee :

●	oversees searches for and identifies qualified individuals for membership on the board;
●	develops a pool of potential director candidates for consideration in the event of a vacancy on the board;
●	recommends to the board criteria for board and board committee membership, including, without limitation, judgment, diversity, age, skills, background and experience, and shall recommend individuals for membership on board and directors for appointment to the committees of the board. In making its recommendations, the committee shall:

review candidates’ qualifications for membership and continuation on the board or a committee of the board (including a determination as to the independence of the candidate) based on the criteria established by the board;
periodically review the composition of the board and its committees in light of the current challenges and needs of the board and each committee, and determine whether it may be appropriate to add or remove individuals after considering issues of judgment, diversity, age, skills, background and experience;
consider rotation of committee members and committee Chairmen; and
consider any other factors that are set forth in company’s Corporate Governance Guidelines or are deemed appropriate by the committee.

The Governance Committee considers qualified candidates for possible nomination that are submitted by our stockholders. Stockholders wishing to make such a submission may do so by sending the requisite information to the Governance Committee at the address indicated herein under the heading “Stockholder Communications with Our board of Directors.” Any recommendations submitted to the Chairman should be in writing and should include whatever supporting material the stockholder considers appropriate in support of that recommendation and must include the information that would be required under the rules of the SEC in a proxy statement soliciting proxies for the election of such candidate and a signed consent of the candidate to serve as a director of Reed’s, if elected.

The Governance Committee conducts a process of making a preliminary assessment of each proposed nominee based upon the resume and biographical information provided, an indication of the candidate’s willingness to serve and other background information, business experience, and leadership skills, all to the extent available and deemed relevant by the Governance Committee. This information is evaluated against the criteria set forth above and our specific needs at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet our needs may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Governance Committee determines which candidate(s) to recommend to the board to submit for election at the next stockholder meeting. The Governance Committee uses the same process for evaluating all candidates, regardless of the original source of the nomination.

Our goal is to seek to achieve a balance of knowledge and experience on our board. To this end, we seek nominees with the highest professional and personal ethics and values, an understanding of our business and industry, diversity of business experience and expertise, a high level of education, broad-based business acumen, and the ability to think strategically. Although we use the criteria listed above as well as other criteria to evaluate potential nominees, we do not have a stated minimum criterion for nominees. To date, we have not paid any third parties to assist us in finding director nominees.

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Audit Committee Report

Our Audit Committee Charter is available on our website at: www.reedsinc.com. The Audit Committee is comprised of independent directors.

Notwithstanding anything to the contrary set forth in any of the company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report shall not be deemed to be “soliciting material,” is not deemed “filed” with the SEC and shall not be incorporated by reference into any filings under the Securities Act or Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in such filing except to the extent that the company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The primary purpose of the Audit Committee is to assist the board in fulfilling its oversight responsibilities with respect to matters involving the accounting, financial reporting and internal control functions of the company. The Audit Committee has sole authority to select the company’s independent registered public accounting firm.

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm and other financial professional services providers. These services may include audit services, audit-related services, tax services and other services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The company’s independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed.

Management is responsible for preparing the company’s financial statements so that they comply with generally accepted accounting principles and fairly present the company’s financial condition, results of operations and cash flows; issuing financial reports that comply with the requirements of the SEC; and establishing and maintaining adequate internal control structures and procedures for financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

In furtherance of its role, the Audit Committee has an annual agenda, which includes periodic reviews of the company’s internal control and of areas of potential exposure for the company such as litigation matters. The Audit Committee meets at least quarterly and reviews the company’s interim financial results and earnings releases prior to their publication.

In this context, the Audit Committee has reviewed and discussed with management (i) the audited financial statements of the company for the fiscal year ended December 31, 2019, (ii) the company’s evaluation of the effectiveness of our internal control over financial reporting as of December 31, 2019 and (iii) the related opinions by the company’s independent registered public accounting firm. The Audit Committee also has discussed with Weinberg & Company, P.A. (“Weinberg”) the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T, as currently in effect. The audit committee also has received written disclosures and a letter from Weinberg required by applicable requirements of the Public Company Accounting Oversight Board regarding Weinberg’s communications with the Audit Committee concerning independence, and has discussed Weinberg’s independence with Weinberg. Based on review and these discussions, recommended to the board of directors that the audited financial statements be included in the company’s annual report on Form 10–K for the fiscal year ended December 31, 2019 for filing with the Securities Exchange Commission.

The Audit Committee of the Board of Directors
Chairman and Audit Committee Financial Expert, James C. Bass
Lewis Jaffe
Scott R. Grossman

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Certain Relationships and Related Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship between Reed’s and one of our executive officers, directors, director nominees or 5% or greater stockholders (or their immediate family members), each of whom we refer to as a “related person,” in which such related person has a direct or indirect material interest. If a related person proposes to enter into such a transaction, arrangement or relationship, defined as a “related party transaction,” the related party must report the proposed related party transaction to our Chief Financial Officer. The policy calls for the proposed related party transaction to be reviewed and, if deemed appropriate, approved by the Governance Committee. Our Governance Committee is comprised of Lewis Jaffe and Scott R. Grossman. Mr. Jaffe serves as Chairman. The board of directors has determined all of the members of the Governance Committee are independent under the rules of the Nasdaq Stock Market, LLC. If practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the Governance Committee will review, and, in its discretion, may ratify the related party transaction. Any related party transactions that are ongoing in nature will be reviewed annually at a minimum. The related party transactions listed below were reviewed by the full board of directors. The Governance Committee will review future related party transactions.

The following includes a summary of transactions since the beginning of fiscal 2019 or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to or better than terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

Transactions in which Christopher J. Reed, Chief Innovation Officer and director, is a related party:

On December 31, 2018, after completion of bidding process, Reed’s sold its beverage manufacturing equipment and private label beverage business for a purchase price of $1.25 million pursuant to an asset purchase agreement of the same date with California Custom Beverage, LLC (“CCB”), an entity owned by Christopher J. Reed, founder, Chief Innovation Officer and director of Reed’s. Mr. Reed obtained debt financing from a commercial bank, PMC Financial Services, LLC, in the amount of $1,050,000. In addition, in support of the transaction, a group of current Reed’s stockholders, including Chairman John J. Bello and certain institutional investors, purchased 350,000 REED shares from Christopher J. Reed at $2.00 per share, in a private transaction exempt from the registration requirements of the Securities Act of 1933. The pricing was based on the higher of $2.00 per share or a 10% discount to the 5-day VWAP ending December 28, 2018.

As part of the transaction, CCB assumed the monthly payments on our lease obligation for the Los Angeles manufacturing plant. Our release from the obligation by the lessor, however, is dependent upon CCB’s deposit of $1.2 million of security with the lessor. The deposit is secured by Mr. Reed’s pledge of common stock to the lessor and guaranteed personally by Mr. Reed and his wife. As of September 30, 2020, $800,000 has been deposited with the lessor and Mr. Reed has placed approximately 363,000 pledged shares valued at $338,000 that remain pledged in in escrow in favor of lessor.

The plant equipment was sold to CCB on an “as-is, where is” basis. In addition, the parties entered into a 3-year co-packing contract for the production of Reed’s beverages in glass bottles at prevailing West Coast market rates. Certain transitional services were provided by Reed’s to CCB for 30 days. The transaction documents also contain customary protections for intellectual property, indemnification and non-competition provisions.

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Beginning in 2019, we receive a 5% royalty on CCB’s private label sales to existing customers for three years and a 5% referral fee on CCB’s private label sales to referred customers for three years. During the nine months ended September 30, 2020, we recorded royalty revenue from CCB of $26,000. During the nine months ended September 30, 2019, we recorded royalty revenue from CCB of $14,000.

At December 31, 2019, the we had royalty revenue receivable from CCB of $128. In addition, at December 31, 2019, we had outstanding receivables from CCB of $228,000 consisting of inventory advances to CCB. The aggregate receivable from CCB at December 31, 2019 was $356,000. During the nine months ended September 30, 2020, we recorded additional royalty revenue receivable of $26,000, advance additional inventory and equipment of $138, and received payments of $129,000, leaving an aggregate receivable balance of $391,000 at September 30, 2020.

At September 30, 2020 and December 31, 2019, Reed’s had accounts payable due to CCB of $211,000 and $182,000, respectively.

In addition, the parties entered into a 3-year co-packing contract for the production of Reed’s beverages in glass bottles at prevailing west coast market rates. Certain transitional services were provided by Reed’s to CCB for 30 days. The transaction documents also contain customary protections for intellectual property, indemnification and non-competition provisions.

Transactions in which Daniel J. Doherty, III, director, is a related party:

Mr. Doherty is a principal and significant stockholder of Raptor/ Harbor Reeds SPV, LLC (“Raptor”), the company’s largest stockholder, beneficially owning approximately 11.5% of the company’s outstanding common stock and holder of certain outstanding debt and security obligations of Reed’s. Mr. Doherty has joint voting and dispositive control of the equity securities held by Raptor with another of its principals. Mr. Daniel J. Doherty III has an indirect material interest as principal and significant shareholder of Raptor.

Secured Convertible Subordinated Non-redeemable Note (“Note”)

Note consists of the following (in thousands):

	September 30, 2020	December 31, 2019
12% Convertible Note Payable	$3,400	$3,400
Accrued Interest	1,728	1,289
Total obligation	$5,128	$4,689

On April 21, 2017, the company issued a secured, convertible, subordinated, non-redeemable note in the principal amount of $3,400,000 and warrants to purchase 1,416,667 shares of common stock to Raptor. The Note bears interest at a rate of 12% per annum, compounded monthly, and is secured by Reed’s assets, subordinate to the first priority security interest of Rosenthal & Rosenthal, Inc. The Note may not be prepaid and matures on April 21, 2021. It may be converted, at any time and from time to time, into shares of common stock of the company, at a revised conversion price of $1.50. The warrants expire on April 21, 2022 and have an adjusted exercise price of $1.50 per share. The note and warrants contain customary anti-dilution provisions, and the shares of common stock issuable upon conversion of the note and exercise of the warrants have been registered on Form S-3.

Over-Advance Secured by all Reed’s Intellectual Property

On October 4, 2018, we entered into a financing agreement with Rosenthal & Rosenthal, Inc. The financing agreement provides a revolving line of credit with maximum borrowing capacity of $13,000,000. Borrowings are based on a formula of eligible accounts receivable and inventories (the “permitted borrowings”) plus advances (an “over-advance” of up to $4,000,000) in excess of permitted borrowings. The line of credit is secured by substantially all of the assets excluding intellectual property of Reed’s. The over-advance is secured by all of Reed’s intellectual property collateral. Additionally, any over-advance is guaranteed by an irrevocable stand-by letter of credit in the amount of $1,500,000 issued by Daniel J. Doherty III and the Daniel J. Doherty, III 2002 Family Trust. In the event of a default under the financing agreement, Raptor has a put option to purchase from Rosenthal the entire amount of any outstanding over-advance plus accrued interest, prior to Rosenthal declaring an event of default under the financing agreement.

Proposed Settlement of Note

We have negotiated the settlement of the Raptor Note from the net proceeds of our recently completed public offering, subject to certain terms and conditions and completion of definitive documentation acceptable to us and Raptor. We will pay to Raptor $4.25 million in cash and issue to Raptor a 5-year warrant to purchase up to 1,000,000 shares of our common stock. In addition Raptor/ Harbor Reeds SPV, LLC has agreed that the remaining $750,000 approximately outstanding under the Raptor Note will be satisfied by issuance of approximately 1,339,286 shares of our common stock in a private placement transaction at the public offering price. Raptor will forgive unpaid interest due through maturity of the Raptor Note and relinquish its security interest in all our collateral comprised of intellectual property. The Note is subject to a subordination agreement with Rosenthal & Rosenthal, Inc., which has consented to the prepayment of the Note subject to satisfaction of certain customary conditions.

Other

Lindsay Martin, daughter of a director of John J. Bello, continued her employment with Reed’s as Vice President of Marketing during the year ended December 31, 2019. She was paid approximately $161,000 for her services in 2019.

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EXECUTIVE OFFICERS AND DIRECTORS

The following section sets forth the names, ages, and current positions with the company held by the executive officers, directors and significant employees. There is no immediate family relationship between or among any of the executive officers or significant employees, and the company is not aware of any arrangement or understanding between any executive officer and any other person pursuant to which he was elected to his or her current position.

Name	Position	Age
Norman E. Snyder, Jr.	Chief Executive Officer	59
Thomas J. Spisak	Chief Financial Officer	52
Richard H. Hubli	Vice President, Operations	63
Christopher J. Reed	Director, Chief Innovation Officer	62
Neal Cohane	Chief Sales Officer	59
John J. Bello	Chairman	74
Daniel J. Doherty III	Director	56
Lewis Jaffe	Director, Chairman of the Governance Committee, member of Audit and Compensation Committees	63
James C. Bass	Director, Chairman of the Audit Committee and member of Compensation Committee	67
Scott R. Grossman	Director, Chairman of the Compensation Committee and member of Audit and Governance Committees	42
Louis Imbrogno, Jr.	Director	76

Business Experience of Directors and Executive Officers

Norman E. Snyder, Jr. was appointed to the positions of Chief Executive Officer and director on March 1, 2020. He previously served as Chief Operating Officer of Reed’s from September 30, 2019 to March 1, 2020. Has over 36 years of multi-faceted experience in operations, sales, marketing, finance, manufacturing, business development and management with public, private, international and start-up companies within the beverage industry. Most recently, from February 13, 2019 to September 19, 2019, Mr. Snyder served as President and Chief Executive Office for Avitae USA, LLC, an emerging premium new age beverage company that markets and sells a line of ready-to-drink caffeinated waters. Prior to Avitae, he served as the President and Chief Operating Officer for Adina For Life, Inc. a startup beverage venture that markets and sells ready-to-drink fruit beverages, teas and coffees. Mr. Snyder was also the President and Chief Executive Officer of High Falls Brewing Company, Chief Operating Officer of Rheingold Brewing Company, and as Chief Financial Officer, and later as Chief Operating Officer of South Beach Beverage Company, known as SoBe. In prior experience, Mr. Snyder served as Controller for National Football League Properties, Inc., and in various roles at PriceWaterhouse in an eight-year tenure. He worked with Mr. Bello both at the NFL and Adina for Life in addition to SoBe. Mr. Snyder has served on the board of directors of River Hospital, a New York non-profit, as Vice Chairman, Chairman of the Finance Committee and member of Capital Project and CEO Search Committees.

Thomas J. Spisak was appointed Chief Financial Officer on December 2019. Prior to joining Reed’s, Mr. Spisak provided financial leadership, including extensive expertise over a broad range of finance functions during his 26 year tenure in the North America region of Diageo, a multinational alcoholic beverage company with net sales over UK £12.9 billion (U.S. $16 billion). Mr. Spisak held numerous positions in multiple divisions of Diageo, most recently serving as Vice President of Finance and Controller of North America. Previously, he held positions of Vice President of Commercial Finance, Director of Business Performance and Senior Finance Director of Marketing and Innovation Decision Support, as well as other roles in finance. Prior to Diageo, Mr. Spisak served at International Masters Publishers, Inc., a private company with publishing activities in 35 countries. Mr. Spisak holds an MBA in International Business from Fairfield University and a Bachelor of Science in Finance from the University of Rhode Island.

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Richard H. Hubli was appointed Vice President of Operations effective September 28, 2020. Mr. Hubli has nearly four decades of diversified experience in supply chain and operations management. From January 2015 to the present, he owned and operated Rockhouse Services, LLC, a consultancy focused on operations & supply chain improvement. From July 2014 to January 2015, he served as SVP of Operations for Harvest Hill Beverage Company. Prior, from August 2012 to July 2014, he served as VP of Operations for High Ridge Brands with end-to-end operations accountability of a copacker based supply chain plus new product delivery & quality. From March 2009 to July 2012, he served as VP of Operations of Kozy Shack Enterprises. From March 2008 to March 2009, Mr. Hubli was the VP of Operations for Fuze Beverages leading, directing S&OP; managing all operations/supply chain activities while integrating the business unit into Coca-Cola. From 2000 to 2007, he served as a VP of Operations Strategy Development at Cadbury Schweppes Americas Beverages where he created the long-term operations strategy. From 1991 to 2000, Mr. Hubli worked for the North American division of Colgate Palmolive initially as Director of Technology and later as Director of Supply Chain Development. In these roles he ran new product delivery across all business categories and spearheaded supply chain re-engineering initiatives. At Nestle Foods, where he worked from 1987 to 1991, he held the positions of Manager Coffee/Tea Industrial Engineering and Marketing Manager for the Nescafe brand. Mr. Hubli began his five-year tenure with PepsiCo R&D in 1982 as Program Manager and subsequently became Manager, Concentrate Operations leading copack production of aseptic juices for the Slice brand. He began his career as Logistics Analyst for Maxwell House Coffee, then a division of General Foods, in 1980. Mr. Hubli earned a BS in Industrial Engineering and an MBA, both in 1979 from the University of Rhode Island.

Christopher J. Reed founded our company in 1987. Since inception, Mr. Reed has served in the roles of Chairman, President, Chief Executive Officer and is currently our Chief Innovation Officer and a director. Mr. Reed also served as Chief Financial Officer during fiscal year 2007 until October 1, 2007 and again from April 17, 2008 to January 19, 2010. Mr. Reed remains a director of the company with the election of John Bello as Chairman board by fellow board members. Mr. Reed has been responsible for our design and products, including the original product recipes, the proprietary brewing process and the packaging and marketing strategies. Mr. Reed received a B.S. in Chemical Engineering in 1980 from Rennselaer Polytechnic Institute in Troy, New York.

Neal Cohane has served as Chief Sales Officer since March of 2008 and previously Vice President of Sales since August 2007. From March 2001 until August 2007, Mr. Cohane served in various senior-level sales and executive positions for PepsiCo, most recently as Senior National Accounts Manager, Eastern Division. In this capacity, Mr. Cohane was responsible for all business development and sales activities within the Eastern Division. From March 2001 until November 2002, Mr. Cohane served as Business Development Manager, Non-Carbonated Division within PepsiCo where he was responsible for leading the non-carbonated category build-out across the Northeast Territory. From 1998 to March 2001, Mr. Cohane spent three years at South Beach Beverage Company, most recently as Vice President of Sales, Eastern Region. From 1986 to 1998, Mr. Cohane spent approximately twelve years at Coca-Cola of New York where he held various senior-level sales and managerial positions, most recently as General Manager New York. Mr. Cohane holds a B.S. degree in Business Administration from Merrimack College in North Andover, Massachusetts.

John J. Bello is Reed’s Chairman and sales and marketing expert. Since 2001, Mr. Bello has been the Managing Director of JoNa Ventures, a family venture fund. From 2004 to 2012 Mr. Bello also served as Principal and General Partner at Sherbrooke Capital, a venture capital group dedicated to investing in leading, early stage health and wellness companies. Mr. Bello is the founder and former CEO of South Beach Beverage Company, the maker of nutritionally enhanced teas and juices marketed under the brand name SoBe. The company was sold to PepsiCo in 2001 for $370 million and in the same year Ernst and Young named Mr. Bello National Entrepreneur of the Year in the consumer products category for his work with SoBe. Before founding SoBe, Mr. Bello spent fourteen years at National Football League Properties, the marketing arm of the NFL and served as its President from 1986 to 1993. As the President, Mr. Bello has been credited for building NFL Properties into a sports marketing leader and creating the model by which every major sports league now operates. Prior to working for the NFL, Mr. Bello served in marketing and strategic planning capacities at the Pepsi Cola Division of PepsiCo Inc. and in product management roles for General Foods Corporation on the Sanka and Maxwell House brands. As a board chair, Mr. Bello has also worked with IZZE in brand building, marketing and strategic planning capacities. That brand was also sold to PepsiCo.

Mr. Bello earned his BA from Tufts University, cum laude, and received his MBA from the Tuck School of business at Dartmouth College as an Edward Tuck Scholar. Mr. Bello is extensively involved in non-profit work and currently serves as a Tufts University Trustee and advisory board member (athletics) and the Veteran Heritage Project in Scottsdale, Arizona. Mr. Bello also serves on the board of Rockford Fosgate, a seller of OEM audio equipment, and is executive director of Eye Therapies which has licensed its technology to Bausch and Lomb, who markets a redness reduction eye drop under the Lumify brand name.

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Daniel J. Doherty III was appointed as director on January 10, 2018. Mr. Doherty has been a principal of Eastern Real Estate, a real estate investment and development company, since July 2001. He is also a principal of Raptor/ Harbor Reeds, SPV, LLC (“Raptor”), the company’s largest stockholder, which beneficially owns approximately 14% of the company’s outstanding equity securities, calculated pursuant to Rule 13d-3. Mr. Doherty has joint voting and dispositive control of the equity securities held by Raptor with another of its principals. See “Certain Relationships and Related Transactions” beginning on page 17.

Lewis Jaffe is a director ,Chairman of the Governance Committee and is also a member of the Audit and Compensation Committees. Since August 2014, Mr. Jaffe has been teaching as an Executive-in-Residence and Clinical Faculty at the Fred Kiesner Center for Entrepreneurship, Loyola Marymount University. Since January 2010 Mr. Jaffe has served as Chairman of the board for FitLife Brands Inc (FTLF:OTCBB) and serves on its audit, compensation and governance committees. Since 2006 he has served on the board of directors of York Telecom, a private equity owned company, and serves on its compensation and governance committees. From 2006 to 2008 Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and he was also previously a Managing Director of Arthur Andersen. Mr. Jaffe was the co-founder of MovieMe Network. Mr. Jaffe also served on the board of directors of Benihana, Inc. as its lead independent director from 2004 to 2012.

Mr. Jaffe is a graduate of the Stanford Business School Executive Program, holds a Bachelor of Science from LaSalle University and holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing program.

James C. Bass is a director, Chairman of the Audit Committee and member of the Compensation Committee. Mr. Bass is retired from the position of Chief Financial Officer and Senior Vice President of Sony Interactive Entertainment America, LLC where he started in July of 2002. Mr. Bass joined the company as Vice President of Finance in November 1996. Mr. Bass has more than 25 years of financial and international management experience and was responsible for all the company’s financial operations including general accounting and financial reporting, planning, analysis and systems, treasury and risk management, purchasing, internal audit, and federal, state and local income taxes. Prior experience includes holding several senior management positions encompassing 14 years with Bristol-Myers Squibb Company gaining international experience running operations in parts of Asia and Europe.

Mr. Bass also spent two years at Wang Laboratories as a Divisional Controller. He started his career in New York at the public accounting firm, Haskins and Sells, now Deloitte & Touche. Mr. Bass received a Bachelor of Business Administration degree in accounting and finance from Pace University, New York City. He is a certified public accountant and a member of the American Institute of Certified Public Accountants.

Scott R. Grossman is a director and Chairman of the Compensation Committee and is also a member of the Audit and Governance Committees. Mr. Grossman has nearly two decades of experience investing in and advising both public and private companies undergoing transformative change, including several companies in the consumer industry. Mr. Grossman is currently the founder and CEO of Vindico Capital LLC, a value-oriented investment firm that invests in public companies driving value-enhancing change, often in collaboration with management to provide advocacy and insights to help unlock value. Prior to Vindico, Mr. Grossman was a Senior Portfolio Manager at Magnetar Capital, a $14 BN multi-strategy alternative asset management firm, where he first joined in 2006. For over a decade at Magnetar, Mr. Grossman focused on deep fundamental, value-oriented investing throughout the capital structure of both public and private companies in various industries. Prior to Magnetar, Mr. Grossman worked at Soros Fund Management in its Private Equity division and Merrill Lynch in its investment banking group. In addition, Mr. Grossman is a non-operating partner and current board member at Zeitguide, a privately-held research advisory firm that educates leading global executives and their teams on the transformational forces impacting culture and business. Mr. Grossman received an MBA from the Stanford Graduate School of Business and a BA from Columbia University where he majored in economics.

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Louis Imbrogno, Jr. was appointed to the board on August 7, 2019. Mr. Imbrogno joins the board after a 40-year tenure with PepsiCo, from 1968-2009, bringing extensive expertise in beverage supply chain and management. At PepsiCo he served in a variety of field operating assignments and staff positions including the role of Senior Vice President of Worldwide Technical Operations. In this role he was responsible for Pepsi-Cola’s worldwide beverage quality, concentrate operations, research & development and contract manufacturing, reporting directly to the heads of Pepsi-Cola North America and PepsiCo Beverages International. Since Mr. Imbrogno’s retirement from PepsiCo, he has consulted for multiple companies, including PepsiCo.

Mr. Imbrogno holds a BBA in accounting from Pace University and an MBA from Wharton.

Legal Proceedings

In 2014, Louis Imbrogno, Jr. served as Chief Executive Officer of Constar International, Inc. for a six-month period during a bankruptcy proceeding and subsequent sale in a court administered public auction. He was not an executive officer of the company prior to the initiation of the bankruptcy proceedings.

Except as described above, to the best of our knowledge, none of our executive officers or directors are parties to any material proceedings adverse to Reed’s, have any material interest adverse to Reed’s or have, during the past ten years been subject to legal or regulatory proceedings required to be disclosed hereunder.

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Code of Ethics

Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a Code of Ethics that complies with Item 406 of Regulation S-B of the Exchange Act. Our Code of Ethics is posted on our website at www.reedsinc.com.

EXECUTIVE COMPENSATION

Overview

The following table summarizes all compensation for fiscal years 2019 and 2018 earned by our “Named Executive Officers” during the reported periods:

Name and Principal Position	Year	Salary		Bonus	Stock Awards (1)	All Other Compensation (2)	Total

Norman E. Snyder, Jr.	2018
Chief Executive Officer (Former Chief Operating Officer)	2019	$59,776		-	-	$62,610	$122,386

John J. Bello	2018				$379,540	$123,333	$502,873
(Former Interim Chief Executive Officer, Chairman) (3)	2019				$127,200	$104,167	$231,367

Valentin Stalowir	2018	$312,500		$291,597	$315,578	$6,490	$926,165
Former Chief Executive Officer	2019	$384,632	(4)	-	$749,911	$-	$1,134,543

Christopher J. Reed	2018	$227,000		-	-	-	$227,000
Chief Innovation Officer	2019	$141,875		-	-	-	$141,875

Thomas J. Spisak	2018	-		-	-	-	-
Chief Financial Officer	2019	20,833		-	-	-	20,833

Iris Snyder	2018	$143,109		$24,688	-	$4,121	$171,619
Former Chief Financial Officer	2019	$234,945	(5)	-	-	$6,300	$241,245

Daniel V. Miles	2018	$210,936	(6)	$207,000	-	-	$417,936
Former Chief Financial Officer	2019	$352,240	(7)	-	-	-	$352,240

Stefan Freeman	2018	$225,000		$19,045	$100,000	$7,200	$351,245
Former Chief Operating Officer	2019	$264,398	(8)	-	-	$6,600	$270,998

Neal Cohane	2018	$210,000		$20,146		$3,000	$233,146
Chief Sales Officer	2019	$210,000				$3,000	$213,000

(1) The amounts represent the fair value for share-based payment awards issued during the year. The award is calculated on the date of grant in accordance with Financial Accounting Standards.

(2) Other compensation includes both cash payments and the estimated value of the use of company assets.

(3) Mr. Bello served as Interim Chief Executive Officer from September 30, 2019 through February 29, 2020. His director compensation was suspended during the period as his service as Interim Chief Executive Officer. Director compensation of $37,500 and consulting fees of $66,667. Mr. Bello was issued 200,000 RSAs as compensation for his services as Interim Chief Executive Officer on February 25, 2020 for his service from September 30, 2019 through February 29, 2020. Pro-rata portion of this award earned during 2019 is included in this table. In 2018, board compensation was $37,500 and consulting fees of $85,833.

(4) Includes severance and vacation payout due to termination in the amount of $100,081.

(5) Includes vacation payout due to termination in the amount of $7,541.

(6) Includes stay bonus and severance in the amount of $80,776.

(7) Includes severance of $352,240

(8) Includes severance and vacation payout due to termination in the amount of $54,686.

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Employment Agreements

Norman Snyder

The board appointed Mr. Snyder to the office of Chief Operating Officer, effective March 1, 2020. Mr. Snyder succeeded John J. Bello who served as Interim Chief Executive Officer from September 30, 2019 through February 29, 2020. The board granted Mr. Snyder a one-time bonus of 150,000 RSAs vesting March 1, 2020, subject to the conditions and limitations of Reed’s Second Amended and Restated 2017 Incentive Compensation Plan, in conjunction with his promotion. Pursuant his employment agreement, on February 25, 2020, he received an equity award of 446,000 stock options, one-half scheduled to vest in equal increments on an annual basis for four years and remainder to vest based on performance criteria to be determined by the board of directors (or compensation committee of the board). Mr. Snyder’s performance-based cash bonus was set at a target amount of 30% of base salary for the term of his service as Chief Operating Officer. The agreement provided for acceleration of equity grants triggered by a “change of control”, as defined in the agreement and contains confidentiality, invention assignment and non-solicitation covenants. Mr. Snyder is also eligible to participate in the company’s benefit plans available to its executive officers.

On June 24, 2020, we entered into an amended and restated employment agreement with Norman E. Snyder, Jr. reflecting his promotion to Chief Executive Officer on March 1, 2020. The term of the agreement continues through March 1, 2023 and will automatically renew for an additional one-year term, unless earlier terminated or unless notice of non-renewal is submitted by either party 90 days in advance. Pursuant to the agreement, Mr. Snyder’s base salary of $300,000 per year increased to $350,000 on September 30, 2020 based on satisfaction of certain objectives. Mr. Snyder is also eligible to receive a performance based cash bonus at a target amount of 50% of his base salary in effect. He is also eligible to participate in Reed’s other benefit plans available to its executive officers. The agreement provides for acceleration of equity grants triggered by a “change of control”, as defined in the agreement and contains customary, non-competition, confidentiality, invention assignment and non-solicitation covenants. Mr. Snyder is also entitled to six months’ severance benefits in the event of termination without cause by Reed’s or for good reason by Mr. Snyder, subject to execution of a release.

Thomas J. Spisak

We entered into an employment agreement with Thomas J. Spisak to serve as the Chief Financial Officer of Reed’s, effective December 2, 2019. The agreement may be terminated by Reed’s or Mr. Spisak, with or without notice and with or without cause, pursuant to the terms of the agreement. Mr. Spisak receives a base salary of $250,000 per year. Mr. Spisak is also eligible to receive performance-based cash bonus at a target amount of 30% of his base salary. Pursuant to his employment agreement, Mr. Spisak received an initial equity award of 150,000 incentive stock options and 150,000 restricted stock awards on March 3, 2020, one-half of the award (75,000 options and 75,000 restricted stock awards) vesting in equal increments on an annual basis for four years and the remainder (75,000 options and 75,000 restricted stock awards) vesting based on performance criteria to be determined by the board of directors or compensation committee. Mr. Spisak is also eligible to participate in Reed’s other benefit plans available to its executive officers. The agreement contains customary confidentiality, non-competition and invention assignment covenants.

John J. Bello

On February 19, 2020 the board of directors granted John Bello 200,000 RSAs, vesting March 1, 2020, as compensation for his services as Interim Chief Executive from September 30, 2019 through February 29, 2020.

Stefan Freeman

On November 22, 2019, we entered into a separation agreement with Stefan Freeman, our former Chief Operating Officer, in connection with Mr. Freeman’s resignation from the position and the subsequent termination of his employment effective November 30, 2019. The agreement supersedes and replaces his Employment Agreement dated October 4, 2017 and provides for the payment of certain severance benefits to Mr. Freeman including the following: (a) salary continuation in an amount equal to 7 months’ salary at Mr. Freeman’s base salary rate, less all applicable withholdings and (b) payment of Mr. Freeman’s COBRA premium for earlier of seven months or until commencement of coverage sponsored by subsequent employer (including employer of spouse). In addition, the separation agreement contains a general mutual release related to Mr. Freeman’s employment with the Reed’s and customary confidentiality, non-disclosure, non-solicitation and non-disparagement provisions.

Daniel V. Miles

On August 15, 2018, we entered into a separation agreement with Daniel V. Miles in connection with Mr. Miles’ resignation from his position as Chief Financial Officer of Reed’s and the termination of his employment. Pursuant to the agreement, for a period of one year, Mr. Miles agreed to make himself available, to the extent reasonably requested by Reed’s, for the purpose of assisting with the transition of his duties, on an hourly basis. The agreement provided for the following payments to Mr. Miles: (a) salary continuation in an amount equal to 12 months’ salary at Mr. Miles’s base salary rate plus annual cash bonus, less all applicable withholdings, and subject to deduction of net compensation received by Mr. Miles from subsequent employment or engagement during this period; (b) payment of the lesser of (i) Mr. Miles’ COBRA premium or (ii) active employee rates payable pursuant to subsequent-employer sponsored health care coverage, for twelve months; and (c) settlement amount in the sum of $207,200.00, paid through the issuance of a promissory note by Reed’s in favor of Mr. Miles, which note matured on August 15, 2019. The agreement memorialized of the terms of Mr. Miles’ currently exercisable stock options at the time. In addition, the agreement contains a general release by Mr. Miles related to Mr. Miles’s employment with the company, customary confidentiality and non-disclosure provisions and a non-disparagement clause.

Salary Arrangements of Other Executive Officers

Richard H. Hubli receives an annual salary of $200,000 with a 30% bonus target, and he is eligible to participate in benefits offered by the company to its executive officers.

Christopher J. Reed receives an annual salary of $113,500.

Neal Cohane receives an annual salary of $210,000.

Change-in-Control Provisions

Our Second Amended and Restated 2017 Incentive Compensation Plan (the “2017 Plan”) provides the consequences of a change-in-control provisions may be set forth in individual award agreements. For purposes of the Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the company’s common stock, (b) the acquisition within a twelve-month period of 30% or more of the company’s common stock, (c) the replacement of a majority of the board of directors, within a twelve-month period, by directors whose election was not endorsed by the incumbent board, or (d) the acquisition of all or substantially all of the company’s assets. The full definition of “change-in-control” is set out in the 2017 Plan.

It is our general policy that awards that vest over a term greater one-year include provisions for acceleration upon a change-in-control.

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Outstanding Equity Awards at Year-End

The following table sets forth information regarding unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2019:

Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Exercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date
Norman E. Snyder, Jr.
Chief Executive Officer, Former Chief Operating Officer	-	-		-

Valentin Stalowir	371,218				$1.70	1/10/2028
Former Chief Executive Officer	90,286				$1.60	3/28/2028

Christopher J. Reed	40,000				$5.01	1/16/2020
Chief Innovation Officer

Thomas J. Spisak Chief Financial Officer

Iris Snyder
Former Chief Financial Officer

Daniel V. Miles
Former Chief Financial Officer	100,000				$1.60	4/8/2024

Stefan Freeman	30,000				$3.74	10/1/2026
Former Chief Operating Officer

Neal Cohane	40,000				$5.01	1/16/2020
Chief Sales Officer	82,031	46,875	(A)		$1.60	3/28/2028
		93,750	(B)		$1.60	3/28/2028
		140,625	(C)		$1.60	3/28/2028

(A)	These options will vest in 2020.
(B)	These options vest 25% per year beginning in 2020.
(C)	These options vest in accordance with performance criteria established by the board of directors.

Director Compensation

The following table summarizes the compensation paid to our non-employee directors for the year ended December 31, 2019:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
John J. Bello	$104,167	$30,000	-	-	-	$134,167
Lewis Jaffe	$50,000	$30,000	-	-	-	$80,000
Daniel J. Doherty III	$50,000	-	-	-	-	$50,000
James Bass	$50,000	$30,000	-	-	-	$80,000
Scott R. Grossman	$50,000	$30,000	-	-	-	$80,000
Louis Imbrogno, Jr.	$20,833	$2,928	-	-	-	$23,761

(1) The amounts represent the fair value of restricted stock awards granted during the year. The award is calculated on the date of grant in accordance with Financial Accounting Standards, excluding any impact of assumed forfeiture rates. Mr. Bello’s director fees and awards are also reported in the Executive Compensation Table.

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Equity Compensation Plan Information

The following table provides information, as of December 31, 2019, with respect to equity securities authorized for issuance under compensation plans:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in
Plan Category	(a)	(b)	Column (a)

Equity compensation plans approved by security holders	3,265,580	$2.19	3,436,864
Equity compensation plans not approved by security holders	-	$	-
TOTAL	3,265,580	$2.19	3,436,864

Summary of the Second Amended and Restated 2017 Incentive Compensation Plan

General

The original 2017 Incentive Compensation Plan (as amended, the “2017 Plan”) was approved by our stockholders and became effective on September 29, 2017. The first amendment became effective December 13, 2018. The second amendment become effective December 16, 2019. No Awards may be granted under the 2017Plan after September 29, 2027. The 2017 Plan is intended to promote the interests of the company and its stockholders by providing employees, non-employee directors, consultants, and other selected service providers of the company, who are largely responsible for the management, growth, and protection of the business of the company, with incentives and rewards to encourage them to continue in the service of the company. The persons who shall be eligible to receive awards pursuant to the 2017 Plan shall be those employees, non-employee directors, consultants, and other selected service providers of the company whom the committee shall select from time to time, including officers of the company, whether or not they are directors. Each award granted under the Plan shall be evidenced by an award agreement. The 2017 Plan is administered by the Compensation Committee of the board of directors, which is comprised of independent directors.

Available Awards

The maximum number of shares of common stock that may be covered by awards granted under the 2017 Plan shall not exceed 7,500,000 shares of common stock in the aggregate. As of November 21, 2020 1,293,258 shares are unavailable for issuance under the 2017 Plan. The 2017 Plan provides for the issuance of incentive stock option awards, nonstatutory stock option awards and other stock based awards.

Highlights of the 2017 Plan are as follows

Shares authorized for issuance under the 2017 Plan are not automatically replenished.
The 2017 Plan prohibits the repricing of stock options without stockholder approval.
All stock options must have an exercise price greater than the fair market value of the underlying common stock on the date of grant.
The 2017 Plan limits the value of awards to any “Covered Employee” to the fair market value of $1 million in any calendar year.
Pledging of stock incentive awards is prohibited.
Issuance of performance based awards is permitted
Consequences of change-in-control is not prescribed by the 2017 Plan and may be set forth in individual award agreement.

Recent Tax Developments Impacting Reed’s

The Tax Cuts and Jobs Act of 2017, signed into law on December 22, 2017, repealed exceptions from tax limitations for performance based and commission based pay and placed an effective cap on the amount a company can deduct for executive compensation at $1 million-dollars for a company’s Chief Executive Officer, Chief Financial Officer and other three most highly paid executives. These changes to Section 162(m) effectively eliminated Reed’s ability to deduct compensation in excess of $1 million for an increased number of “covered employees” in a year and preclude the ability to preserve deductions by deferring compensation to a point when the individual is no longer a covered employee. All post-termination payments including severance, deferred compensation from nonqualified plans, and death payments received by a covered employee (or beneficiary) are also subject to the limitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of November 16, 2020 for (i) each Named Executive Officer and director, and (ii) all Named Executive officers and directors as a group and (iii) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock. A person is considered to beneficially own any shares (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of November 16, 2020. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of November 16, 2020 is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the principal address of each listed executive officer and director is 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851.

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Named Beneficial Owner	Number of Shares	Percentage of Shares
Directors and Named Executive Officers	Beneficially Owned	Beneficially Owned (1)
John J. Bello, Chairman (2)	4,328,020	6.8%
Norman E. Snyder, Jr., Chief Executive Officer (3)	558,333	0.9
Daniel J. Doherty III, Director (4)	85,790	0.1%
Christopher J. Reed, Chief Innovation Officer (5)	1,475,990	2.3%
Neal Cohane, Chief Sales Officer	201,277	0.3%
Thomas J. Spisak, Chief Financial Officer (6)	76,667	0.1%
Lewis Jaffe, Director (7)	250,424	0.4%
James C. Bass, Director (8)	235,904	0.4%
Scott R. Grossman, Director (9)	188,904	0.3%
Richard H. Hubli, Vice President, Operations	-	-%
Louis Imbrogno, Jr. Director (10)	153,290	0.2%
Directors and Named Executive Officers (11 persons)	7,554,599	10.9%
5% of greater stockholders
Raptor/ Harbor Reeds SPV LLC (11)	2,469,314	11.4%
Handelsbanken Asset Management	3,450,000	5.4%
Polar Asset Management Partners Inc.	3,065,917	4.8%
Union Square Park Partners	3,024,284	4.8%

(1) Based on 63,412,310 shares outstanding as of November 20, 2020.

(2) Includes 133,201 shares underlying warrants and 100,000 shares issuable upon exercise of currently exercisable options.

(3) Includes 25,000 shares issuable upon exercise of currently exercisable options.

(4) Includes 50,000 shares issuable upon exercise of currently exercisable options. Mr. Doherty has joint voting and dispositive control of the equity securities held by Raptor with another of its principals.

(5) Christopher J. Reed, director and Chief Innovation Officer, and Judy Holloway Reed, are husband and wife and share beneficial ownership of these shares. Mr. Reed is a Named Executive Officer. Ms. Reed is not a Named Executive Officer.

(6) Includes 10,000 shares issuable upon exercise of currently exercisable options.

(7) Includes 3,333 shares underlying warrants and 50,000 shares issuable upon exercise of currently exercisable options.

(8) Includes 67,500 shares issuable upon exercise of currently exercisable options.

(9) Includes 80,000 shares issuable upon exercise of currently exercisable options.

(10) Includes 95,000 shares issuable upon exercise of currently exercisable options.

(11) Principal address is 280 Congress Street, 12th Floor Boston, Massachusetts 02210. Includes 3,143,333 shares of common stock issuable upon exercise of currently exercisable warrants. Also includes 2,266,667 shares of common stock issuable upon conversion of the Convertible Non-Redeemable Secured Promissory Note in the original principal amount of $3,400,000.

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DELiNQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires our directors and executive officers and beneficial holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities.

To our knowledge, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to Reed’s under 17 CFR 240.16a-3(e) during our most recent fiscal year or written representations from the reporting persons, the following individuals each filed one late Form 4 representing one transaction (unless otherwise noted): Lewis Jaffe, Louis Imbrogno, Jr., Scott R. Grossman, James C. Bass, Thomas J. Spisak, Norman E. Snyder, Jr., John Bello, Neal Cohane and Daniel J. Doherty III. Unless otherwise indicated, each late Form 4 filing covered one transaction. None of our officers or directors filed Form 5.

PROPOSAL 2:	Approval of the Reed’s Inc. 2020 Equity Incentive Plan

Why We Are Requesting Shareholder Approval of the 2020 Equity Incentive Plan

We are asking stockholders to approve the Reed’s, Inc. 2020 Equity Incentive Plan, which we refer to as the 2020 Plan. We are recommending that shareholders approve the 2020 Plan because we believe that the 2020 Plan will be essential to our continued success by allowing the company to provide incentives to attract and retain key employees, non-employee directors, and consultants and align their interests with those of our shareholders. Our board believes that our success depends, in large part, on our ability to maintain a competitive position by attracting, retaining and motivating key employees with experience and ability. We believe that our stock-based compensation programs are central to this objective.

Shareholders are being asked to approve the Plan to authorize the issuance of up to 8,500,000 shares of our common stock pursuant to awards under the 2020 Plan and to authorize the grant of stock options that qualify for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code. On September 16, 2020, upon the recommendation of the Compensation Committee, and subject to shareholder approval, the board adopted the 2020 Plan. The 2020 Plan is intended to replace our Second Amended and Restated 2017 Incentive Compensation Plan, which will expire by its terms on September 30, 2027 (the “2017 Plan”). We have discontinued all plans that preceded the 2017 Plan and will not issue any new awards under these prior plans, although awards granted under these plans will remain in effect. If our stockholders approve this Proposal No. 2 at the Annual Meeting, then we will not grant any new awards under the 2017 Plan after the Annual Meeting; however, awards outstanding under the 2017 Plan will remain in effect.

If stockholders approve this Proposal No. 2, subject to adjustment in the event of stock splits and other events, awards may be made under the 2020 Plan for up to the sum of 8,500,000 shares of common stock. Under the 2017 Plan, awards remaining available for or up 1,293,258 shares of common. The 2020 Plan represents an increase in available awards of 7,206,742 shares of common stock.

We believe that our stock-based compensation programs have been integral to our success in the past and will be important to our ability to succeed in the future. If Proposal No. 2 approving the 2020 Plan is not approved by our stockholders, we will be limited to making long-term equity incentive awards under the 2017 Plan, which has only 1,293,258 shares available. Therefore, we consider approval of the 2020 Plan vital to our future success. Accordingly, our Board of Directors believes adoption of the 2020 Plan is in the best interests of the company and its stockholders and recommends a vote “FOR” the approval of the 2020 Plan.

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Eligible Participants

Persons eligible to receive awards under the 2020 Plan include officers or employees of the company, directors of the company, and certain consultants and advisors to the company. Currently, approximately 24 non-executive officers and employees of the company, 4 executive officers, no consultants and each of the 6 members of the board who are not employed by the company are considered eligible under the 2020 Plan.

The following table sets forth as to each Named Executive Officer information on the exercise of stock options and the vesting of other stock awards previously granted to the Named Executive Officer during fiscal 2019.

Plan Highlights

The 2020 Plan contains provisions that are intended to protect the interests of our shareholders in a manner consistent with our compensation philosophy, including the following:

Stock Subject to the 2020 Plan: The maximum number of shares of common stock that may be covered by awards granted under the 2020 Plan shall not exceed 8,500,000 shares of common stock in the aggregate.*
No Evergreen Provision: Shares authorized for issuance under the 2020 Plan are not automatically replenished.
No “Liberal” Change-in-Control Definition: The 2020 Plan does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change-in-control provisions in the 2020 Plan to be triggered.
No Liberal Share Recycling: The 2020 Plan prohibits “liberal share recycling”, which means that shares used to pay the exercise price of a stock option, shares used to satisfy a tax withholding obligation with respect to any award and shares subject to cash-settled awards will not be added back to the 2020 Plan.
No Discounted Stock Options: The 2020 Plan does not permit the use of “discounted” stock options.
No Repricing of Stock Options: The 2020 Plan does not permit the “repricing” of stock options without stockholder approval. This includes a prohibition on cash buyouts of underwater options.
Administered by Independent Committee: The 2020 Plan is administered by the Compensation Committee of the board comprised of independent directors.
Limitation on Incentive Stock Option Grants: Out of such aggregate, the maximum number of shares of common stock that may be covered by options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 8,000,0000 shares of common stock.*
Individual Award Limits: The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2020 Plan to any participant in any calendar year shall not exceed 2,000,000 shares.*
Non-Employee Director Limits: The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2020 Plan to any non-employee director in any calendar year shall not exceed 500,000 shares.*
No Pledging: Pledging of stock incentive awards is prohibited under the 2020 Plan.

*Subject to adjustments in capital structure as provided in the 2020 Plan.

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A summary of the material terms of the 2020 Plan is provided below, and the complete text of the Plan is attached as Appendix A to this proxy statement. The following summary of the 2020 Plan does not purport to be complete and is qualified in its entirety by reference to the terms of the 2020 Plan document.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the 2020 Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options) or other stock-based awards, such as stock appreciation rights (or “SARs”), restricted stock, restricted stock units and performance shares. No awards may be made under the 2020 Plan after September 16, 2030, or such earlier date as the Board of Directors may terminate the 2020 Plan.

Administration

The Plan will be administered by the Compensation Committee of our board of directors, or by such other committee or subcommittee as may be appointed by our board, and which consists entirely of two or more individuals who are “nonemployee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and “independent directors” within the meaning of applicable stock exchange rules. The Compensation Committee can make rules and regulations and establish such procedures for the administration of the 2020 Plan as it deems appropriate and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws.

Eligibility

The 2020 Plan provides for awards to our officers and employees, non-employee directors and consultants of the company and our subsidiaries who are selected by the Compensation Committee, except that incentive stock options may only be granted to employees. It is currently anticipated that approximately 24 non-executive officers and employees of the company, 4 executive officers, no consultants and each of the 6 members of the board who are not employed by the company will be eligible to receive awards under the 2020 Plan, at the discretion of the Compensation Committee.

Shares Available

The maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the 2020 Plan is 8,500,000 shares. The 2020 Plan’s share reserve is subject to adjustment in certain circumstances as described below. Shares issued under the 2020 Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing. Out of such aggregate, the maximum number of shares of common stock that may be covered by options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 8,000,0000 shares of common stock. The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2020 Plan to any participant in any calendar year shall not exceed 2,000,000 shares. The maximum number of shares of common stock that may be covered by stock incentive awards granted under the 2020 Plan to any non-employee director in any calendar year shall not exceed 500,000 shares. Share limits are subject to adjustment in certain circumstances as described below.

Shares underlying awards that terminate or are forfeited, cancelled or surrendered without the issuance of shares generally will not be counted against the number of shares available for issuance under the 2020 Plan. However, shares subject to awards that are settled in cash, shares used to pay the exercise price of stock options and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the 2020 Plan.

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Stock Options

Subject to the terms and provisions of the 2020 Plan, options to purchase shares may be granted to eligible individuals at any time and from time to time as determined by the Compensation Committee. Options may be granted as incentive stock options or as nonqualified stock options. Of the shares available for issuance under the Plan, 8,000,000 may be issued pursuant to incentive stock options. The Compensation Committee will determine the number of options granted to each recipient. Each option grant will be evidenced by an award agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Compensation Committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of November 20, 2020, the closing price of our common stock as reported on The Nasdaq Capital Market was $0.62 per share. Stock options granted under the 2020 Plan may be exercised by such methods and procedures as determined by the Compensation Committee from time to time.

The grant of a stock option does not accord the recipient any of the rights of a shareholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient’s name.

Stock Appreciation Rights

The Compensation Committee in its discretion may grant SARs under the Plan. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine.

Restricted Stock

Under the Plan, the Compensation Committee may grant or sell restricted stock to plan participants (i.e., shares that are subject to a substantial risk of forfeiture based on continued service and/or the achievement of performance objectives and that are subject to restrictions on transferability). Except for these restrictions and any others imposed by the Compensation Committee, upon the grant of restricted stock, the recipient will have rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock and to receive dividends and other distributions paid or made with respect to the restricted stock, except that any dividends with respect to unvested restricted stock will be accumulated or reinvested in additional restricted stock until the vesting of the award. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted stock. Each award of restricted stock will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Compensation Committee may determine.

Restricted Stock Units

Under the Plan, the Compensation Committee may grant or sell restricted share units to participants. Restricted stock units constitute an agreement to deliver shares of our common stock (or an equivalent value in cash) to the participant at the end of a specified restriction period and subject to such other terms and conditions as the Compensation Committee may specify. Restricted stock units are not shares of common stock and do not entitle the recipients to any of the rights of a shareholder. Restricted stock units will be settled, in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted stock unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Compensation Committee may determine, which may include restrictions based upon the achievement of performance objectives.

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Performance Shares

Other stock-based awards granted under the plan may include performance shares, which are restricted stock units that vest based on the achievement of performance goals specified in the applicable award agreement. Performance shares may be settled in shares or cash, as specified in the award agreement which may additional such limitations, terms and conditions, as the Compensation Committee may determine.

Performance Objectives

The 2020 Plan provides that performance objectives may be established by the Compensation Committee in connection with any award granted under the 2020 Plan. Performance objectives may relate to the performance of the company or one or more divisions, departments, units, functions, product lines or products, or the performance of an individual participant.

Change in Control

The Compensation Committee retains discretion under the Plan to determine the treatment of outstanding awards in connection with a change in control of the company. For example, the Compensation Committee may cause awards granted under the Plan to vest upon a change in control, may cancel awards in exchange for a payment of cash (or without a payment, in the case of stock options or SARs with an exercise price that exceeds fair market value), or may cause awards to be continued or substituted in connection with a change in control.

For purposes of the Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the company’s common stock, (b) the acquisition within a twelve-month period of 30% or more of the company’s common stock, (c) the replacement of a majority of the Board of Directors, within a twelve-month period, by directors whose election was not endorsed by the incumbent Board of Directors, or (d) the acquisition of all or substantially all of the company’s assets. The full definition of “change in control” is set out in the Plan.

Forfeiture and Recoupment of Awards

Awards granted under the 2020 Plan may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the company may adopt or maintain from time to time.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Compensation Committee will adjust the number and kind of shares that may be delivered under the Plan, the number and kind of shares subject to the limits on awards to individual participants under the 2020 Plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Compensation Committee may, in its discretion, make such an equitable, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Compensation Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Compensation Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

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Transferability

Except as the Compensation Committee otherwise determines, awards granted under the Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Compensation Committee, stock options and SARs will be exercisable during a participant’s lifetime only by him or her or, in the event of the participant’s incapacity, by his or her guardian or legal representative. Any award made under the Plan may provide that any shares issued pursuant to the award will be subject to further restrictions on transfer.

Amendment; Prohibition on Repricing

The board may amend, alter or discontinue the Plan at any time, with stockholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without his or her consent, except for amendments made to cause the 2020 Plan to comply with applicable law, stock exchange rules or accounting rules.

Except in connection with a corporate transaction, no award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our stockholders.

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the 2020 Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not address all of the tax considerations that may apply in light of the circumstances of a particular participant under the 2020 Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Nonqualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us.

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Restricted Stock. A participant will not recognize taxable income at the time of grant of restricted stock, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock.

Restricted Stock Units. A participant will not recognize taxable income at the time of grant of a restricted stock unit award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us.

Performance Shares. Generally, participants will recognize taxable income at the time of at the time of settlement of performance share awards (with the amount of income recognized generally being equal to the amount of cash and the fair market value of any shares delivered under the award).

Tax Deductibility of Compensation Provided under the Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the Plan, the company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company, and the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, expanded the scope of Section 162(m) in several respects, including by repealing an exemption from the $1 million deduction limit for “qualified performance-based compensation,” generally effective for taxable years beginning after December 31, 2017. As a result, except as otherwise permitted pursuant to applicable transition rules, compensation paid in 2018 or a later fiscal year to one of our covered employees generally will not be deductible by the company to the extent that it exceeds $1 million.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The company intends to file a Registration Statement on Form S-8 relating to the issuance of shares under the 2020 Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the 2020 Plan by the company’s stockholders.

New Plan Benefits

The following table shows the total number of shares of our common stock subject to option awards that will be received by or allocated to each of the individuals and groups indicated below under the 2020 Plan, to the extent determinable. Because it is within the discretion of the Compensation Committee to determine which employees, non-employee directors and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the total number of individuals to whom awards will be made in the future under the Plan or the amount of such awards.

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Name and position	Exercise Price	Dollar value		Number of shares
Norman E. Snyder, Jr., Chief Executive Officer	$0.95	765,700		806,000
Thomas J. Spisak, Chief Financial Officer	$0.95	711,550		749,000
Richard H. Hubli, Vice President, Operations	$0.95	141,075		148,500
Neal Cohane, Chief Sales Officer	$0.95	253,027		266,344
All current executive officers as a group (2)	$0.95	1,871,352		1,969,844
All current directors who are not executive officers as a group		$30,000 per fiscal year	(2)	-
All employees, including all current officers who are not executive officers, as a group (2)	$0.95	2,646,251		2,785,527

(1)	Awards granted under the 2020 Plan to our executive officers and other employees are discretionary, and our Board and our Compensation Committee have granted these awards under the 2020 Plan subject to stockholder approval of this Proposal 3. The stock options granted are for a term of award. Accordingly, additional benefits or amounts that will be received or allocated to our executive officers and other employees under the 2020 Plan are not determinable.
(2)	Awards granted under the 2020 Plan to our non-employee directors are discretionary and are not subject to set benefits or amounts under the terms of the 2020 Plan. However, pursuant to our non-employee director compensation policy, each of our current non-employee directors is eligible to receive an annual grant of RSUs. The number of shares subject to each such awards is determined by dividing the annual equity award value of $30,000 by the closing price of common stock on the date of the annual grant, and, therefore, is not determinable at this time.

In the fiscal year ending December 31, 2019, our Named Executive Officers not exercise any option awards and they did not receive any stock awards.

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Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote is required for approval of the 2020 Equity Incentive Plan.

The board unanimously recommends a vote “FOR” approval of this Proposal No. 2.

PROPOSAL 3 –	Amendment of Reed’s Inc. Certificate of Incorporation to increase the number of authorized shares of common stock from 100,000,000 to 120,000,000 shares

Increase of Authorized Common Stock in General

As of the record date of November 16, 2020, we had a total of 100,000,000 authorized shares of common stock, 63,412,310 issued and outstanding shares of common stock, 76,996,760 outstanding shares of common stock, on a fully diluted basis, taking into account shares issuable upon vesting of outstanding stock awards, exercise of outstanding options and warrants and conversion of outstanding notes and preferred stock and 1,293,258 shares available under the company’s available incentive compensation plans.

The ability to issue equity is fundamental to our growth strategy in order to implement our growth strategy, we may raise additional financing through the issuance of equity securities.

Our board adopted a resolution seeking authorization of our stockholders to amend our certificate of incorporation (the “Certificate”) to increase our number of authorized shares of Common Stock from 100,000,000 to 120,000,000 shares (the “Increase”). It is proposed that Article IV of our Certificate be amended to read in its entirety as follows:

“Section 1. The total number of shares of capital stock which the Corporation is authorized to issue is One Hundred Twenty Million Five Hundred Thousand (120,000,500), of which One Hundred Twenty Million (120,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share. The Preferred Stock may be issued from time to time in one or more series. The board of directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof, of each such series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting such series and the designation thereof, or any of the foregoing. The board of directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences, and rights and the qualifications, limitations, and restrictions thereof stated in the resolution of the board of directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.”

To effect the Increase as proposed, we will file an amendment to our Certificate, with the Secretary of State of Delaware, substantially in the form as set forth above, providing that our authorized common stock will be 120,000,000 shares.

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The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, including common stock-based financings, acquisition or strategic joint venture transactions involving the issuance of common stock, and for other general purposes that the board may deem advisable. We are seeking approval for the amendment at this time because we are currently seeking opportunities that may require prompt action, and the board believes the delay and expense in seeking approval for additional authorized common stock at a special meeting of stockholders could deprive us of the ability to take advantage of potential opportunities. Without an increase in the number of authorized shares of common stock, the company may be constrained in its ability to raise capital and may lose important business opportunities, which could adversely affect our financial performance and growth.

The board does not intend to issue any common stock except on terms that the board deems to be in the best interests of the company and its then existing stockholders.

Certain Disadvantages of the Increase

If the authorized number of shares of common stock increases from 100,000,000 to 120,000,000 shares as proposed by this Proposal No. 3, the company will be able to issue more shares of common stock which could result in additional dilution to current stockholders and which could have a negative effect on the market price of our common stock.

Principal Effects of the Increase

The Increase will affect all of our holders of common stock uniformly and will not affect any stockholder’s percentage ownership interests in our company. We will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended.

Anti-Takeover Effects

Release No. 34-15230 of the staff of the Securities Exchange Commission requires disclosure and discussion of the effects of any proposal that may be used as an anti-takeover device. Although not a factor in the decision by our board to effect the Increase, one of the effects of having increased additional shares of our authorized common stock available for issuance may be to enable the board to render more difficult or to discourage an attempt to obtain control of the company by means of a merger, tender offer, proxy contest, or otherwise, and thereby protect the continuity of then present management. Unless prohibited by the regulations of applicable law or other agreements or restrictions, a sale of shares of common stock by us or other transactions in which the number of our outstanding shares of common stock would be increased could dilute the interest of a party attempting to obtain control of us. The increase in available authorized common stock may make it more difficult for, prevent or deter a third-party from acquiring control of the company or changing our board and management, as well as inhibit fluctuations in the market price of our shares that could result from actual or rumored takeover attempts.

The Increase is not being proposed in response to any effort of which we are aware to accumulate shares of common stock or obtain control of the company. While it is possible that our management could use the Increase to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of stockholders, we do not intend to construct or enable any anti-takeover defense or mechanism on its behalf. We have no intent or plans to employ the Increase as an anti-takeover device and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

In addition to the Increase, provisions of our governing documents and applicable provisions of Delaware law may also have anti-takeover effects, making it more difficult for or preventing a third-party from acquiring control of the company or changing our board and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in the company’s control or in our management.

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Our Certificate and bylaws do not provide for cumulative voting in the election of directors. The combination of the present ownership by a relative few stockholders of a significant portion of the company’s voting capital stock and lack of cumulative voting makes it more difficult for other stockholders to replace the members of the board or for another party to obtain control of the company by replacing our board.

Potential Consequences if Stockholder Approval is Obtained

The potential future issuances and sales of shares of our common stock would likely have a dilutive effect on a stockholder’s percentage voting power and, consequently, could lead to a decrease in the market price of our common stock. If Proposal No. 2 is also approved by stockholders, issuances of awards under the 2020 Plan would also likely have a dilutive effect.

Vote Required

The affirmative vote of the majority of the outstanding shares of our common stock is required to amend our Certificate to effect an increase in its authorized common stock from 100,000,000 to 120,000,000 shares.

The board unanimously recommends a vote “FOR” approval of this Proposal No. 3.

PROPOSAL 4:	Ratification of the appointment of Weinberg & Company, P.A. as independent registered public accounting firm for the fiscal year ending December 31, 2021

The audit committee has reappointed Weinberg & Company, P.A. to audit our consolidated financial statements for the fiscal year ending December 31, 2021. Weinberg & Company, P.A., an independent registered public accounting firm, has served as our independent auditor continuously since 2009. A representative from Weinberg & Company, P.A. is not expected to be present at the annual meeting.

Although stockholder ratification of the appointment is not required by law, we desire to solicit such ratification as a matter of good corporate governance. If the appointment of Weinberg & Company, P.A. is not approved by a majority of the shares cast at the annual meeting, the audit committee will consider the appointment of another independent registered public accounting firm for fiscal 2021.

Vote Required

The affirmative vote of the majority of the shares represented at the meeting and entitled to vote is required for the election of directors. is required to ratify the appointment of Weinberg & Company, P.A. as independent registered public accounting firm.

The board unanimously recommends a vote “FOR” ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending

December 31, 2021.

Independent Registered Public Accounting Firm Fee Information

Weinberg & Company, P.A. (“Weinberg”) was our independent registered public accounting firm for the years ended December 31, 2019 and 2018.

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The following table shows the fees paid or accrued by us for the audit and other services provided by Weinberg for the years ended December 31, 2019 and 2018:

	2019	2018

Audit Fees	$267,184	$209,723
Audit-Related Fees	-	-
Tax Fees	63,561	31,762
All Other Fees	83,670	28,331
Total	$414,415	$269,816

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

Audit Fees

Weinberg provided services for the audits of our financial statements included in Annual Reports on Form 10-K and limited reviews of the financial statements included in Quarterly Reports on Form 10-Q.

Audit Related Fees

Weinberg did not provide any professional services which would be considered “audit related fees.”

Tax Fees

Weinberg prepared our 2019 and 2018 Federal and state income tax returns.

All Other Fees

Services provided by Weinberg with respect to the filing of various registration statements made throughout the year are considered “all other fees.”

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit Committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. Accordingly, 100% of audit services and non-audit services described in this Item 14 were pre-approved by the Audit Committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

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HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or Notice of Internet Availability of Proxy Materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one annual report and proxy statement or Notice of Internet Availability of Proxy Materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our proxy statement and annual report or Notice of Internet Availability of Proxy Materials has been sent to your address.

We will promptly deliver separate copies of our proxy statement and annual report at the request of any stockholder who is in a household that participates in the householding of our proxy materials. You may send your request by mail to Reed’s Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Spisak, Chief Executive Officer and Secretary, or by telephone at (203) 890-0557.

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STOCKHOLDER PROPOSALS FOR NEXT YEAR’s ANNUAL MEETING

Stockholder proposals for inclusion in our proxy statement: If a stockholder wishes to present a proposal to be included in our proxy statement and form of proxy for the 2021 Annual Meeting of Stockholders, the proponent and the proposal must comply with the proxy proposal submission rules of the SEC and namely, Securities Exchange Act Rule 14a-8. One of the requirements is that the proposal be received by our Secretary no later than July 26, 2021, which is 120 calendar days before November 26, 2021 - the anniversary date of this Proxy Statement was released to stockholders in connection with the 2020 Annual Meeting. If the date of next year’s annual meeting is changed by more than 30 days from the anniversary date of this year’s Annual Meeting on December 21, 2020, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals we receive after that date will not be included in the proxy statement for the 2021 Annual Meeting of Stockholders.

Other stockholder proposals: A stockholder proposal not included in our proxy statement for the 2021 Annual Meeting of Stockholders will not be eligible for presentation at the meeting unless the stockholder gives timely notice of the proposal in writing to our Secretary at our principal executive offices and otherwise complies with the provisions of our bylaws. The bylaws provide that we must have received the stockholder’s notice no more than 120 days in advance of the one-year anniversary of the date of the previous year’s Annual Meeting of Stockholders. To be timely, a stockholder proposal not included in our proxy statement for the 2021 Annual Meeting of Stockholders must be received by our Secretary no later than August 23, 2021, provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above. The presiding officer of the meeting may refuse to acknowledge any matter not made in compliance with the foregoing procedure and provisions of our bylaws.

We urge stockholders to submit all proposals by Certified Mail - Return Receipt Requested. Stockholder proposals should be sent to Reed’s Inc., 201 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Thomas J. Snyder, Chief Financial Officer and Secretary.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is every three years. The next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at our 2022 annual meeting, unless changed by the board as a result of this year’s say-on-frequency proposal. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at our 2025 annual meeting.

OTHER MATTERS WHICH MAY BE PRESENTED FOR ACTION AT THE MEETING

The board does not intend to present for action at this annual meeting any matter other than those specifically set forth in the Notice of Annual Meeting. If any other matter is properly presented for action at the annual meeting, it is the intention of persons named in the proxy to vote thereon in accordance with their judgment pursuant to the discretionary authority conferred by the proxy.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Okapi Partners at the address set forth below.

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Call Toll-Free at: (877) 259-6290

E-mail: info@okapipartners.com

By Order of the Board of Directors,

/s/ John J. Bello
John J. Bello
Chairman

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APPENDIX A

Reed’s Inc. 2020 Equity Incentive Plan

1. Purpose of the Plan

This Plan is intended to promote the interests of the Company (as defined below) and its shareholders by providing employees non-employee directors, consultants, and other selected service providers of the Company, who are largely responsible for the management, growth, and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

2. Definitions

As used in the Plan or in any instrument governing the terms of any award granted under the Plan, the following definitions apply to the terms indicated below:

(a) “Award Agreement” means a written agreement, in a form determined by the Committee from time to time, entered into by each Participant and the Company, evidencing the grant of a Stock Incentive Award under the Plan.

(b) “Board of Directors” means the Board of Directors of Reed’s Inc., a Delaware corporation.

(c) “Change in Control” means (i) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent of the total fair market value or total Voting Power of the stock of the Company; or (ii) any one person, or more than one person acting as a group (as defined under Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty percent or more of the total Voting Power of the stock of the Company; or (iii) a majority of members of the Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one person, or more than one person acting as a group (as defined in Treasury Regulation § 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change-in-control event” within the meaning of Treasury Regulation §1.409A-3(i)(5)(i) will be deemed to be a Change in Control for purposes of this Plan.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations, and administrative guidance issued thereunder.

(e) “Committee” means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

(f) “Common Stock” means Reed’s Inc. common stock, $0.0001 par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 9. of the Plan.

(g) “Company” means Reed’s Inc., a Delaware corporation (and any successor thereto). (h) “Effective Date” means September 16, 2020.

(i) “Employment” means the period during which an individual is classified or treated by the Company as an employee, non-employee director, consultant, or other service provider of the Company, as applicable.

(j) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(k) “Fair Market Value” means, with respect to a share of Common Stock, as of the applicable date of determination or if the market is not open for trading on such date, the immediately preceding day on which the market is open for trading, the closing price as reported on the date of determination on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading (or if shares of Common Stock are then principally traded on a national securities exchange, in the reported “composite transactions” for such exchange). In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion.

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(l) “Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to

Section 6.

(m) “Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7.

(n) “Participant” means an employee, consultant or director of the Company who is eligible to participate in the Plan and to whom one or more Stock Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors, and administrators, as the case may be.

(o) “Person” means a “person” as such term is used in section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of section 13(d)(3) under the Exchange Act.

(p) “Plan” means the 2020 Reed’s Inc. Equity Incentive Plan, as it may be amended from time to time.

(q) “Securities Act” means the Securities Act of 1933, as amended.

(r) “Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

(s) “Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities, or by the holders of any Voting Securities for which other Voting Securities may be convertible, exercisable, or exchangeable, upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of Voting Securities.

(t) “Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to matters submitted to Persons holding such securities or other ownership interests in such entity generally (whether or not entitled to vote in the general election of directors), or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

3. Stock Subject to the Plan

(a) Stock Subject to the Plan

The maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan shall not exceed 8,500,000 shares of Common Stock in the aggregate. Out of such aggregate, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 8,000,0000 shares of Common Stock. The maximum number of shares referred to in the preceding sentences of this Section 3.(a) shall in each case be subject to adjustment as provided in Section 9. and the following provisions of this Section 3. Of the shares described, one hundred percent may be delivered in connection with “full-value Awards,” meaning Stock Incentive Awards other than Options or stock appreciation rights. Any shares granted under Options or stock appreciation rights shall be counted against the share limit on a one-for-one basis and any shares granted as full-value Stock Incentive Awards shall be counted against the share limit on a one-for-one basis. Shares of Common Stock issued under the Plan may be authorized and unissued shares, treasury shares, shares purchased by the Company in the open market, or any combination of the preceding categories as the Committee determines in its sole discretion.

For purposes of the preceding paragraph, shares of Common Stock covered by Stock Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan; provided, however, that if a Stock Incentive Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with a Stock Incentive Award, the shares issued (if any) in connection with such settlement, the shares in respect of which the Stock Incentive Award was cash-settled, and the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, if shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation, or return of such shares to the Company, any portion of the shares forfeited, cancelled or returned shall be treated as not issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with a Stock Incentive Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

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Shares of Common Stock covered by Stock Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion, or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of Nasdaq Listing Rule 5635) shall not count as used under the Plan for purposes of this Section 3.

(b) Individual Award Limits

Subject to adjustment as provided in Section 8., the maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan to any Participant in any calendar year shall not exceed 2,000,000 shares.

(c) Non-Employee Director Limits

Subject to adjustment as provided in Section 8., the maximum number of shares of Common Stock that may be covered by Stock Incentive Awards granted under the Plan to any non-employee director in any calendar year shall not exceed 500,000 shares.

4. Administration of the Plan

The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under section 16 of the Exchange Act) and as “independent” as required by Nasdaq or any security exchange on which the Common Stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such rule, section or listing requirement at the time of determination. The Committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted Stock Incentive Awards under the Plan and the amount, type, and other terms and conditions of such Stock Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Stock Incentive Awards to persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the Committee may specify and to the requirements of section 157 of the Delaware General Corporation Law.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any Award Agreement thereunder, and to adopt, amend, and rescind from time to time such rules and regulations for the administration of the Plan, including rules and regulations related to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws, as the Committee may deem necessary or appropriate. Decisions of the Committee shall be final, binding, and conclusive on all parties. For the avoidance of doubt, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Stock Incentive Awards, to process or oversee the issuance of Common Stock under Stock Incentive Awards, to interpret and administer the terms of Stock Incentive Awards, and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Stock Incentive Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to grant Stock Incentive Awards under the Plan (except in connection with any delegation made by the Committee pursuant to the first paragraph of this Section 4.), (ii) to take any action inconsistent with section 409A of the Code, or (iii) to take any action inconsistent with applicable provisions of the Delaware General Corporation Law. Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval, or modification by the Committee.

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On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability or transferability, as the case may be, of any such Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under Section 409A of the Code. Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option (within the meaning of Nasdaq Listing Rule 5635(c) and any other formal or informal guidance issued by Nasdaq) without the approval of the shareholders of the Company, nor shall the Company purchase any underwater options for cash. No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission, or determination relating to the Plan, unless, in either case, such action, omission, or determination was taken or made by such member, director, or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

5. Eligibility

The Persons who shall be eligible to receive Stock Incentive Awards pursuant to the Plan shall be those employees non-employee directors, consultants and other selected service providers of the Company whom the Committee shall select from time to time, including officers of the Company, whether or not they are directors. Each Stock Incentive Award granted under the Plan shall be evidenced by an Award Agreement.

6. Options

The Committee may from time to time grant Options on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. The Award Agreement shall clearly identify such Option as either an “incentive stock option” within the meaning of section 422 of the Code or as a non-qualified stock option.

(a) Exercise Price

The exercise price per share of Common Stock covered by any Option shall be not less than one hundred percent of the Fair Market Value of a share of Common Stock on the date on which such Option is granted, other than assumptions in accordance with a corporate acquisition or merger as described in Section 3.

(b) Term and Exercise of Options

(1) Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted, subject to Approval as provided in Section 21.; provided, further that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration, or cancellation as provided in the Plan or the Award Agreement.

(2) Each Option shall be exercisable in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination, or cancellation of the remaining portion thereof.

(3) An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

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(c) Special Rules for Incentive Stock Options

(1) The aggregate Fair Market Value of shares of Common Stock with respect to which “incentive stock options” (within the meaning of section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of the Company or any of its “subsidiaries” (within the meaning of section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then incentive stock options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the Options which shall cease to constitute incentive stock options, incentive stock options granted hereunder shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged.

(2) Incentive stock options may only be granted to individuals who are employees of the Company. No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined Voting Power of all classes of stock of the Company or any of its “subsidiaries” (within the meaning of section 424 of the Code), unless (i) the exercise price of such incentive stock option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such incentive stock option is granted and (ii) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

7. Other Stock-Based Awards

The Committee may from time to time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan, including Approval requirement set forth in Section 21. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be subject to performance-based and/or service-based conditions, (iii) be in the form of stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units, and (iv) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of such Stock Incentive Award.

8. Adjustment upon Certain Changes

Subject to any action by the shareholders of Company required by law, applicable tax rules or the rules of any exchange on which shares of common stock of Company are listed for trading:

(a) Shares Available for Grants

In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, or exchange of shares or similar corporate change, the maximum aggregate number or type of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code and the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Stock Incentive Awards to any individual Participant in any year and to any non-employee director shall be appropriately adjusted or substituted by the Committee. In the event of any change in the type or number of shares of Common Stock of Company outstanding by reason of any other event or transaction, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments to the type or number of shares of Common Stock with respect to which Stock Incentive Awards may be granted.

(b) Increase or Decrease in Issued Shares Without Consideration

In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall, to the extent deemed appropriate by the Committee, adjust the type or number of shares of Common Stock subject to each outstanding Stock Incentive Award and the exercise price per share of Common Stock of each such Stock Incentive Award.

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(c) Certain Mergers and Other Transactions

In the event of any merger, consolidation, or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust each Stock Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such merger or consolidation.

In the event of (i) a dissolution or liquidation of Company, (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation, or similar transaction involving Company in which the holders of shares of Common Stock receive securities and/or other property, including cash, the Committee shall, to the extent deemed appropriate by the Committee, have the power to:

(i) cancel, effective immediately prior to the occurrence of such event, each Stock Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Stock Incentive Award was granted an amount in cash, for each share of Common Stock subject to such Stock Incentive Award, equal to the value, as determined by the Committee, of such Stock Incentive Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

(ii) provide for the exchange of each Stock Incentive Award (whether or not then exercisable or vested) for a Stock Incentive Award with respect to (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Stock Incentive Award would have received in such transaction or (B) securities of the acquiror or surviving entity and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Stock Incentive Award, or the number of shares or amount of property subject to the Stock Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Stock Incentive Award was granted in partial consideration for the exchange of the Stock Incentive Award.

(d) Other Changes

In the event of any change in the capitalization of Company, corporate change, corporate transaction or other event other than those specifically referred to in Sections 9(a), (b) or (c), the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares subject to Stock Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Stock Incentive Awards as the Committee deems appropriate.

(e) No Other Rights

Except as expressly provided in the Plan or any Award Agreement, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation. Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Stock Incentive Award.

(f) Savings Clause

No provision of this Section 8. shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code.

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9. Change in Control; Termination of Employment

(a) Change in Control

Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for a Stock Incentive Award (or in which the Company is the ultimate parent corporation and does not continue the Stock Incentive Award), then immediately prior to the Change in Control: (i) those Options and stock appreciation rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, and (ii) the restrictions, other limitations and other conditions applicable to any Other Stock-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Stock-Based Awards or such other Awards shall become free of all restrictions, limitations, and conditions and become fully vested and transferable to the full extent of the original grant.

(b) Termination of Employment

(1) Except as to any awards constituting stock rights subject to section 409A of the Code, termination of Employment shall mean a separation from service within the meaning of section 409A of the Code, unless the Participant is retained as a consultant pursuant to a written agreement and such agreement provides otherwise. Without limiting the generality of the foregoing, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of Employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Furthermore, no payment shall be made with respect to any Stock Incentive Awards under the Plan that are subject to section 409A of the Code as a result of any such authorized leave of absence or absence in military or government service unless such authorized leave or absence constitutes a separation from service for purposes of section 409A of the Code and the regulations promulgated thereunder.

(2) The Award Agreement shall specify the consequences with respect to such Stock Incentive Awards of the termination of Employment of the Participant holding the Stock Incentive Awards.

(3) A Participant who ceases to be an employee of the Company but continues, or simultaneously commences, services as a director of the Company shall be deemed to continue Employment for purposes of the Plan.

10. Rights Under the Plan

No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Stock Incentive Award until the date of the issuance of such shares on the books and records of the Company Except as otherwise expressly provided in Section 8. hereof, no adjustment of any Stock Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 10. is intended, or should be construed, to limit authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

11. No Special Employment Rights; No Right to Stock Incentive Awards

(a) Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her Employment by the Company or interfere in any way with the right of the Company at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of a Stock Incentive Award.

(b) No person shall have any claim or right to receive a Stock Incentive Award hereunder. The Committee’s granting of a Stock Incentive Award to a Participant at any time shall neither require the Committee to grant a Stock Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

12. Securities Matters

(a) The Company shall be under no obligation to affect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that any related certificates representing such shares bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

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(b) The exercise or settlement of any Stock Incentive Award (including, without limitation, any Option) granted hereunder shall only be effective at such time as counsel to Company shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. Company may, in its sole discretion, defer the effectiveness of any exercise or settlement of a Stock Incentive Award granted hereunder in order to allow the issuance of shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state or local securities laws. Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise or settlement of a Stock Incentive Award granted hereunder. During the period that the effectiveness of the exercise of a Stock Incentive Award has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

13. Withholding Taxes

(a) Cash Remittance

Whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such event. In addition, upon the exercise or settlement of any Stock Incentive Award in cash, or the making of any other payment with respect to any Stock Incentive Award (other than in shares of Common Stock), the Company shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state, and local withholding tax requirements, if any, attributable to such exercise, settlement, or payment.

(b) Stock Remittance

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Participant may tender to the Company (including by attestation) a number of shares of Common Stock having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13.(a) hereof, if any.

(c) Stock Withholding

At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Stock Incentive Award, the Company shall withhold a number of such shares having a Fair Market Value determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 13.(a) hereof, if any.

14. No Obligation to Exercise

The grant to a Participant of a Stock Incentive Award shall impose no obligation upon such Participant to exercise such Stock Incentive Award.

15. Transfers

Stock Incentive Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however that the Committee may permit Options or other Stock Incentive Awards that are not incentive stock options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine. Upon the death of a Participant, outstanding Stock Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Stock Incentive Award, or the right to exercise any Stock Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Stock Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Stock Incentive Award. .

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16. Expenses and Receipts

The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Stock Incentive Award will be used for general corporate purposes.

17. Failure to Comply

In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Stock Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

18. Relationship to Other Benefits

No payment with respect to any Stock Incentive Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

19. Governing Law

The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Delaware without regard to its conflict of law principles.

20. Severability

If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

21. Effective Date and Term of Plan The Effective Date of the Plan is September 16, 2020, subject to the approval of the Plan by the shareholders of Company within 12 months of the Effective Date (“Approval”). Only Options may be granted prior to Approval, provided no Option granted prior to Approval may be exercisable, in whole or in part, prior to Approval, and the Plan will be unwound, and all outstanding Options forfeited and cancelled, if Approval is not obtained. No grants of Stock Incentive Awards may be made under the Plan after September 16, 2030.

22. Amendment or Termination of the Plan

The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it or any Stock Incentive Award in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires shareholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4. hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 22. shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Stock Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

23. Recoupment

Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by applicable law, Company policy and/or the requirements of an exchange on which the Company’s shares are listed for trading, in each case, as in effect from time to time to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan.

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REED'S INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
DECEMBER 21, 2020

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints John J. Bello and Norman E. Snyder, Jr., and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of Reed's, Inc., a Delaware corporation, in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 11:00 a.m. Eastern time, on Monday December 21, 2020. The Annual Meeting will be a completely virtual meeting. The undersigned hereby revokes any proxies previously given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the recommendations of the Board of Directors.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Important Notice Regarding the Availability of Proxy Materials for the
2020 Annual Meeting of Stockholders to be held
December 21, 2020.
The Proxy Statement and our Annual Report to Stockholders are available at:
www.okapivote.com/reeds

☒
Please mark vote as in this example

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES LISTED ON PROPOSAL 1.

1. Election of Directors

Nominees:	FOR	AGAINST	ABSTAIN
(1a) John J. Bello	☐	☐	☐
(1b) Norman E. Snyder Jr.	☐	☐	☐
(1c) Daniel J. Doherty III	☐	☐	☐
(1d) Christopher J. Reed	☐	☐	☐
(1e) Lewis Jaffe	☐	☐	☐
(1f) Scott R. Grossman	☐	☐	☐
(1g) James C. Bass	☐	☐	☐
(1h) Louis Imbrogno, Jr	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 2.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 3.

☐ FOR ☐ AGAINST ☐ ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL 4.

☐ FOR ☐ AGAINST ☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s) in items 1, 2, 3, and 4 above. If this card contains no specific voting instructions, the shares will be voted <u>FOR</u> Proposal 1 **(the election of all nominees for director), <u>FOR</u>** Proposal 2, **<u>FOR</u>** Proposal 3, and **<u>FOR</u>** Proposal 4,

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH, AND HEREBY RATIFIES ALL THAT THE SAID PROXIES MAY DO BY VIRTUE HEREOF.

Date: ,
2020

Signature

Signature (if held jointly)

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

VOTE BY INTERNET – *Before the Annual Meeting* - Go to *okapivote.com/reed*. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY TELEPHONE – (877) 510-5560

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the Annual Meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Okapi Partners c/o Jeremy Provost, 1212 Avenue of the Americas, 24th floor, New York, NY 10036.